LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Shareholder:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 3-month Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 3-month Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Management Discussion & Analysis...........................    5
Select Advisors Trust A
  Statements of Assets and Liabilities.....................   18
  Statements of Operations.................................   19
  Statements of Changes in Net Assets......................   20
  Financial Highlights.....................................   22
  Notes to Financial Statements............................   24
  Report of Independent Accountants........................   30
Select Advisors Portfolios
  Emerging Growth..........................................    3
  International Equity.....................................    7
  Income Opportunity.......................................   10
  Value Plus...............................................   13
  Growth & Income..........................................   16
  Balanced.................................................   20
  Bond.....................................................   24
Statements of Assets and Liabilities.......................   26
Statements of Operations...................................   27
Statements of Changes in Net Assets........................   28
Ratios and Supplementary Data..............................   30
Notes to Financial Statements..............................   32
Report of Independent Accountants..........................   39

NOTES                                                                          4

   MANAGEMENT DISCUSSION & ANALYSIS

5
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Emerging Growth Fund A. Small capitalization stocks, as measured by the Russell 2000, declined 2.5% while the total return (net of fees, expenses, and the sales charge of 5.75%) for the Touchstone Emerging Growth Fund A was -3.3%.

As the value-style manager of the Touchstone Emerging Growth Fund A, David L. Babson's core strategy continued to stress bottom-up fundamental analysis in identifying low risk stocks with attractive return potential. Small company stocks continued to have a difficult time in 1998. The domestic equity markets, overall, were marked by wild swings throughout the year. In the third quarter, the Russell 2000 declined 20% as investors sold stocks due to fears the U.S. was shortly headed into a recession. Not surprisingly, given Babson's low risk value discipline, the value-style portion of the Fund held its value well during the third quarter and bettered its benchmark.

In the fourth quarter of 1998, investors dramatically shifted course and purchased stocks as rapidly as they were sold in the previous quarter, resulting in the Russell 2000 increasing its value by 16%. Not surprisingly, Babson's low risk value discipline had difficulty keeping pace with the soaring market, and the value-style portion of the Fund trailed its benchmark for the quarter and for the entire year.

Standout performers for the year included Elsag Bailey (+137%) due to a buyout offer from the large European industrial conglomerate ABB, and Martin Marietta Materials (+70%) due to continued strong demand of their primary product, aggregates--a fancy term for rocks, stone and gravel which are critical in road and infrastructure building. Unfortunately, Babson's increased weighting in the Energy sector, the worst performing sector in 1998, detracted from performance. Babson still likes the long term outlook for the Energy sector and continues to increase their weighting in this sector.

As the growth-style manager of the Touchstone Emerging Growth Fund A, Westfield Capital Management continued to find companies with good growth prospects. Unlike 1997, small cap growth did much better than small cap value in 1998. This pattern correlates very well with past cycles where growth outperforms relatively as overall corporate profits peak--an environment Westfield expects to continue into 1999.

Technology (including telecommunications) led the growth-style portion of the portfolio. Its impact can be seen in the performance pattern over the course of the year with the first quarter and fourth quarter accounting for most of the gains. Portfolio performance was achieved the old-fashioned way--that is, without the presence of Internet stocks. In the liquidity-driven market of 1998, top performance portfolio managers had to speculate on unheard of valuations in either the Internet group or the top 50 blue chips. Neither area fit Westfield's price/earnings-to-growth valuation discipline very well. Instead, some of Westfield's best technology stock picks were

   MANAGEMENT DISCUSSION & ANALYSIS
market-penetration stories. Such names as Geotel in call routing systems, Galileo in networking ICs, and EMC in data storage are but a few.

The portfolio kept pace with its benchmarks and peers during the severe correction of July and August, and Westfield feels that this reflects the cushioning effect of their growth-at-a-reasonable-price style, as well as specific portfolio sector shifts made earlier in the year. Concerns about Asian demand caused Westfield to exit the Energy sector and several technology product arenas. Financially-sensitive holdings were reduced as they saw signs of a slowing economy, while service companies in the consumer and healthcare sectors were added. The educational field was also sharply overweighted and remained a stand-out performer.

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE EMERGING                                   WIESENBERGER SMALL CAP
                                                      GROWTH FUND A         RUSSELL 2000 MAJOR INDEX           MINOR INDEX
                                                   -------------------      ------------------------     ----------------------
9/94                                                       9425                       10000                       10000
12/94                                                      9681                        9813                        9950
3/95                                                      10093                       10265                       10512
6/95                                                      10735                       11227                       11450
9/95                                                      11733                       12336                       12785
12/95                                                     11865                       12603                       13072
3/96                                                      12391                       13246                       13917
6/96                                                      12947                       13909                       15025
9/96                                                      12599                       13956                       15319
12/96                                                     13119                       14682                       15758
3/97                                                      12585                       13923                       14745
6/97                                                      14811                       16180                       17262
9/97                                                      17253                       18588                       20184
12/97                                                     17343                       17965                       19162
3/98                                                      18946                       19772                       21254
6/98                                                      18232                       18850                       20421
9/98                                                      14714                       15053                       16072
12/98                                                     17803                       17508                       19082

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
 (3.3%)             14.6%

  Cumulative Total Return

      Since Inception
          10/3/94
           78.0%

Past performance is not indicative of future performance.

Touchstone International Equity Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone International Equity Fund A. International equity stocks, as measured by the MSCI EAFE Index, rose 20.3% while the total return (net of fees, expenses, and the sales charge of 5.75%) for the Touchstone International Equity Fund A was 13.0%.

As the manager of the Touchstone International Equity Fund A, Credit Suisse Asset Management (formerly BEA Associates) attributes the Fund's performance to three prominent drivers: the Fund's allocation to European

   MANAGEMENT DISCUSSION & ANALYSIS

7

markets, their underweight position in Japan, and their absence from the rest of Asia.

In Europe, Credit Suisse favored several themes during the year including companies benefiting from restructuring and businesses that help other companies reduce costs. During the first half of the year, their positions in the auto (Renault, Porsche, Volkswagen and BMW), business services (Cap Gemini and SAP), and telecommunications equipment and mobile phone industries (Vodaphone and Telefonica) added to performance.

Late in the third quarter, as the emerging markets crisis spread, they repositioned their European allocation in favor of defensive industries and companies whose core businesses are concentrated in Europe. This repositioning had a negative impact in October, and was the primary cause of slight underperformance for the year, when oversold global financials, in which they were underweight, rallied sharply. However, their defensive positioning proved beneficial during the end of the quarter as investors reduced their global economic growth expectations and sought safer havens with higher earnings visibility.

Being underweight in Japan added to performance for the year while stock selection there hurt performance by a modest degree. For much of the year, the portfolio was positioned in large blue chip exporters (Sony, Canon, TDK and Honda) on the belief that their earnings would be more stable than domestic companies that rely on Japan's domestic economy for revenues. While exporters did well during the first part of the year, they were hurt in the third and fourth quarters when the yen rallied sharply, thereby weakening the profitability of exporters. Credit Suisse was also underweight in large banks in Japan, which rallied in October causing a negative impact on performance.

Being absent from all of Asia except Japan proved to be effective on a full-year basis. Despite the rally in the first month of the year and in the final quarter, Asian markets were weak for most of the year, underscoring the view that avoiding them was the most prudent approach to take.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                                                TOUCHSTONE INTERNATIONAL      1998 MSCI EAFE MAJOR      1998 WIESENBERGER NON-US
                                                         FUND A                       INDEX                EQUITY MINOR INDEX
                                                ------------------------      --------------------      ------------------------
9/94                                                       9425                       10000                       10000
12/94                                                      8596                        9905                        9452
3/95                                                       8256                       10097                        9153
6/95                                                       8615                       10178                        9585
9/95                                                       9001                       10611                       10007
12/95                                                      9050                       11049                       10114
3/96                                                       9598                       11377                       10648
6/96                                                       9806                       11565                       11047
9/96                                                       9731                       11559                       10952
12/96                                                     10101                       11752                       11317
3/97                                                      10253                       11576                       11455
6/97                                                      11479                       13087                       12691
9/97                                                      12011                       13003                       12549
12/97                                                     11674                       11994                       11089
3/98                                                      13638                       13767                       12443
6/98                                                      14375                       13923                       11847
9/98                                                      12411                       11952                       10061
12/98                                                     14002                       14432                       11764

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
  13.0%              8.3%

  Cumulative Total Return

      Since Inception
          10/3/94
           40.0%

Past performance is not indicative of future performance.

Touchstone Income Opportunity Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Income Opportunity Fund A. Corporate high yield bonds, as measured by the Wiesenberger: Corporate High Yield Mutual Fund Index, declined 0.7%; emerging market bonds, as measured by the Wiesenberger: Emerging Market Income Mutual Fund Index, declined 22.8%, while corporate bonds in general, as measured by the Lehman Brothers Corporate Bond Index, rose 8.5%. Total return (net of fees, expenses, and the sales charge of 4.75%) for the Touchstone Income Opportunity Fund A was -17.9%.

As the manager of the Touchstone Income Opportunity Fund A, Alliance Capital Management continued to concentrate its portfolio strategy on investments in emerging market corporates, emerging market sovereign and U.S. corporate high yield debt. Alliance reports that 1998 was an extremely challenging year for financial markets, as economic turmoil spread from Asia to encompass Russia and Latin America, particularly Brazil. Both the high yield and emerging markets came under pressure in the second half of the year after Russia announced a debt moratorium in August. High yield assets also came under pressure due to these global concerns, causing many companies to revise earning estimates downward; liquidity in the secondary market dissipated.

   MANAGEMENT DISCUSSION & ANALYSIS

9

As emerging market assets came under pressure, several positions were more severely impacted than others, including: Russian principal loans, overweight positions in Indonesian corporates, a Chinese toll road, and an Ecuadorian cellular company. The portfolio performance also suffered because of an overweight position in emerging market corporate securities that underperformed sovereign bonds.

During the second half of the year, Alliance decided to change the investment strategy and began to slowly weight the portfolio with more high yield assets, rather than emerging markets securities, reflecting their belief in the strength of the U.S. economy. As of December 31, 1997, 60% of Touchstone Income Opportunity was in emerging markets. By December 31, 1998, 32% of the portfolio was in emerging market assets. They accomplished this transition by taking advantage of positive price momentum in emerging assets. When they felt prices reflected fair value, they sold some of the emerging market assets--thereby minimizing the losses on the portfolio--and invested those assets in the domestic high yield area.

Alliance believes that there will be continued strong demand for the high yield asset class, which could offer price appreciation through spread tightening of 0.50% to 1.25%. Although high yield is not immune to external events such as the Brazilian situation, the outlook for continued, albeit slower, growth in the United States will have more of a positive impact on high yield performance.

                         GROWTH OF A $10,000 INVESTMENT

                                                                LEHMAN BROTHERS          WIESENBERGER       WIESENBERGER EMERGING
                                       TOUCHSTONE INCOME     CORPORATE BOND MAJOR    CORPORATE HIGH YIELD     MKT INCOME MINOR
                                       OPPORTUNITY FUND A            INDEX              MINOR INDEX 2               INDEX
                                       ------------------    --------------------    --------------------   ---------------------
9/94                                          9525                   10000                  10000                   10000
12/94                                         8838                   10043                   9881                    9155
3/95                                          8357                   10638                  10316                    7945
6/95                                          9708                   11429                  10850                    9305
9/95                                         10334                   11699                  11180                    9834
12/95                                        10888                   12277                  11515                   10643
3/96                                         11474                   11960                  11811                   11072
6/96                                         12149                   12014                  12036                   12215
9/96                                         13125                   12254                  12582                   13736
12/96                                        13791                   12681                  13030                   14770
3/97                                         14037                   12553                  13103                   15060
6/97                                         14953                   13070                  13764                   16479
9/97                                         15718                   13582                  14483                   17368
12/97                                        15100                   13978                  14674                   16421
3/98                                         15843                   14193                  15263                   17217
6/98                                         15149                   14548                  15304                   15861
9/98                                         12650                   15077                  14209                   11357
12/98                                        13089                   15168                  14568                   12685

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
 (17.9%)             6.4%

  Cumulative Total Return

      Since Inception
          10/3/94
           30.2%

Past performance is not indicative of future performance.


   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Value Plus Fund A

Over the course of the abbreviated period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Value Plus Fund A since its inception on May 1, 1998. From the Fund's inception in May until the end of 1998, growth and value stocks, as measured by the S&P 500 Index, rose 11.7% while value stocks, as measured by the S&P Barra Value Index, rose 1.6%. Total return (net of fees, expenses, and the 5.75% sales charge) for the Touchstone Value Plus Fund A was -1.7%.

As the manager of the Touchstone Value Plus Fund A, Fort Washington Investment Advisors concentrated their efforts on mid to large cap common stocks that were considered fundamentally undervalued. Fort Washington reports that 1998 marked the fourth straight year of twenty plus percent returns for the S&P 500, a first in history. The year was also characterized by several other events:

     O The Asian crisis and the Long Term Capital debacle sent shock waves through the financial markets.

     O Weakening overseas economies and a defiant Iraq headlined the foreign political landscape.

     O President Clinton weathered a flurry of setbacks including charges of sexual misconduct and a formal impeachment by members of Congress.

With all of this as a backdrop, investors encountered the type of volatility one would expect from an unpredictable market. Valuations for stocks continued to increase as a combination of lower interest rates and abundant liquidity pushed stock prices higher.

The S&P 500 return was clearly dominated by the largest twenty names as they accounted for over 36% of the index and over 75% of the total return for the year. Growth managers continued their outperformance versus value managers for 1998 as is represented by the S&P Barra Growth and S&P Barra Value indexes, up 42.2% and 14.7% respectively. In an even starker contrast, the Russell 2000 turned in a -2.5% return for the full year.

The best performing sector in the portfolio for the time period was Finance, with Fannie Mae and Bank One contributing the most. Technology issues such as Computer Associates International were the weakest performing sector.

   MANAGEMENT DISCUSSION & ANALYSIS

11

                         GROWTH OF A $10,000 INVESTMENT

                                       TOUCHSTONE VALUE PLUS                           S&P/BAR VAL|MINOR       WILSHIRE|LG CAP
                                              FUND C           S&P 500|MAJOR INDEX           INDEX             VAL|MINOR INDEX
                                       ---------------------   -------------------     -----------------       ---------------
5/98                                           9525                   10000                  10000                  10000
6/98                                           9303                   10227                   9934                   9968
9/98                                           8134                    9210                   8651                   8853
12/98                                          9829                   11171                  10159                  10075

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98
  n/a                n/a

  Cumulative Total Return

      Since Inception
           5/1/98
           (1.7%)

Past performance is not indicative of future performance.


Touchstone Growth & Income Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Growth & Income Fund A. Growth & Value stocks, as measured by the S&P 500 Index, rose 28.6% while the total return (net of fees, expenses, and the 5.75% sales charge) for the Touchstone Growth & Income Fund A was 0.7%.

As the manager of the Touchstone Growth & Income Fund A, Scudder Kemper Investments focused exclusively on their relative dividend yield discipline. Scudder reports that 1998 was truly a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6%, the fourth consecutive year of returns in excess of 20%. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Touchstone Growth & Income Fund. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70% of the stocks in the S&P 500 underperformed the reported index return, and 40% of S&P 500 stocks actually declined for the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Other than the headwind of large cap growth stock dominance, the primary negative influence resulted from Scudder's overweight in industrial cyclicals, largely chemical, paper/forest products, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate downside in stocks such as Imperial Chemical, Witco, Lyondell and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn was to be acquired by Hercules, leading to a 20% total return for the stock for the ten months of 1998 until it was acquired. The paper stocks fared better, largely because of their year-end rally which had each of the Fund's paper holdings outperforming the fourth quarter S&P 500 return of 21%. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of outperformance was the Fund's overweight in telecommunication stocks, which in aggregate rose 48%. Standout performers were Bellsouth (+81%), Sprint (+64%), Alltel (+50%), and Frontier (+46%). Low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Scudder's underweight in the consumer staple sector, as well as specific stock selection, also added value as their value discipline enabled them to avoid the weakness in Coca-Cola, Proctor & Gamble, and Gillette. Instead, the portfolio was led by standout performers Avon (+47%) and Unilever (+35%). The Fund also benefited from the fact many of its best performing stocks were top holdings. These included Ford (+87%), Bellsouth (+81%), Sprint (+64%), Xerox (+62%), American Home Products (+50%), Bristol-Myers Squibb (+43%), and Chase Manhattan (+33%). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the Fund last year. Stocks acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Scudder continues to focus on their relative dividend yield discipline, which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, Scudder feels that it has proven itself over market cycles. They cannot control the normal cyclical shifts between growth and value, but they are confident that adhering to a time tested stock selection discipline will prove beneficial over time.

   MANAGEMENT DISCUSSION & ANALYSIS

13

                         GROWTH OF A $10,000 INVESTMENT

                                                               S&P 500 MAJOR INDEX     WIESENBERGER GROWTH
                                        TOUCHSTONE GROWTH &    -------------------       & INCOME MINOR
                                           INCOME FUND C                                     INDEX
                                        -------------------                            ------------------
9/94                                            9425                  10000                  10000
12/94                                           9444                   9998                   9837
3/95                                           10406                  10972                  10594
6/95                                           11160                  12019                  11428
9/95                                           12049                  12974                  12248
12/95                                          12763                  13756                  12823
3/96                                           13676                  14494                  13525
6/96                                           14114                  15144                  13969
9/96                                           14419                  15612                  14370
12/96                                          14927                  16914                  15415
3/97                                           14278                  17367                  15583
6/97                                           15959                  20399                  17768
9/97                                           17460                  21927                  19305
12/97                                          18016                  22557                  19484
3/98                                           20253                  25703                  21658
6/98                                           19780                  26552                  21739
9/98                                           17264                  23911                  19232
12/98                                          19253                  29002                  22457

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
  0.7%              16.7%

  Cumulative Total Return

      Since Inception
          10/3/94
           92.5%

Past performance is not indicative of future performance.


Touchstone Balanced Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Balanced Fund A. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% and government and corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the total return (net of fees, expenses, and the sales charge of 5.75%) for the Touchstone Balanced Fund A was -2.0%.

As the manager of the Touchstone Balanced Fund A, OpCap Advisors employed a disciplined, bottom-up approach to stock selection which has not changed since they began managing this Fund in April of 1997. Their investment horizon is long-term, with an average holding period of 3 to 4 years. OpCap reports that the stock market was characterized in 1998 by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many large cap growth stocks and technology issues with what OpCap believed to be unsustainably high valuations became even more highly valued. Subsequently, OpCap's equity performance suffered from the ownership of a disproportionate number of quality mid cap companies that have reasonable valuations. The mid cap sector, especially mid cap value stocks, lagged badly in the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Performance also suffered from the relatively limited holdings of technology stocks. The stock market valued many technology companies as if they had unlimited earnings growth potential. The most obvious example is the Internet stocks, which rose dramatically in price in 1998 even though many Internet companies have very limited revenues. For example, At Home Corporation with a market capitalization of $11 billion had revenues for the year of $50 million. While OpCap agrees that technology is revolutionary, they do not feel comfortable paying high prices for large unknowns. Moreover, they believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides. For these reasons, they sold their technology holdings when they believed they had achieved a level of prudent valuation. For example, the EMC Corporation (EMC) position was sold in August at a price of $59 per share, or 37 times 1998's estimated earnings.

While technology stocks soared in 1998, many solid but less glamorous companies with improving business results fell by the wayside. The most striking example in the portfolio is the real estate company, Security Capital Group, which experienced a 58% drop in its share price. This occurred even though the company's funds from operations (the real estate equivalent to earnings per share) are expected to rise 9% in 1998 and 20% in 1999. At year end, the company's stock sold at less than eight times 1998 funds from operations and at a large discount to its net asset value.

Even though OpCap's disciplined value style of investing did not produce strong returns in 1998, they will stick to it because in their experience it has proven itself over time. In other words, they will continue to invest carefully for the long term, rather than chase highly valued stocks or buy companies that are in vogue. Their objective is to control risk and generate superior returns by acquiring stocks for substantially less than they are worth.

OpCap believes two of the most important long-term drivers of the price of a stock are five-year average return on equity and five-year earnings per share growth. In that regard, the companies they own have significantly higher return on equity and comparable earnings per share growth than the average of the stocks in the S&P 500 Index. The stocks owned by the Fund not only have favorable business characteristics, but are also reasonably valued. Their weighted average positive price/earnings ratio was 18.9 times at the end of the year and their weighted average price to book ratio was 3.8 times, well below the S&P 500 Index's levels of 26.7 times and 13.8 times, respectively. They remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

In the second half of the year, OpCap established new positions in the common stocks of Compaq Computer, Computer Associates International and News Corporation Limited. Each is expected to deliver strong business results in 1999. In the case of Compaq, for instance, they believe the stock is inexpensive because of uncertainties created by acquisitions and recent poor operating performance. They believe management has a sound plan for integrating acquisitions and improving core operating results. The five largest equity holdings at December 31, 1998 were Security Capital Group (Class B), a real estate company; Teva Pharmaceutical Industries Ltd., the

   MANAGEMENT DISCUSSION & ANALYSIS

15

leading global generic pharmaceutical company; Sabre Group Holdings, which operates a travel reservation and information system; Monsanto Co., a life sciences company; and Sprint Corp., a leading provider of telecommunications services.

In addition to its holdings of common stocks, which represented 59.7% of the Fund's net assets at year end, 34.7% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. The fixed income portion of the portfolio performed well in 1998. OpCap's fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.

                         GROWTH OF A $10,000 INVESTMENT

                                   TOUCHSTONE         S&P 500 MAJOR                           BLEND 60% S&P
                                 BALANCED FUND A          INDEX           LEHMAN BROS.         500 40% LB         WIESENBERGER
                                 ---------------      -------------      AGGREGATE MAJOR     AGGREGATE MINOR    BALANCED DOMESTIC
                                                                             INDEX 2              INDEX            MINOR INDEX
                                                                         ---------------     ---------------    -----------------
9/94                                   9425               10000               10000               10000               10000
12/94                                  9453                9998               10038               10016                9893
3/95                                   9965               10972               10544               10802               10501
6/95                                  10922               12019               11187               11683               11245
9/95                                  11582               12974               11406               12331               11849
12/95                                 11654               13756               11892               12988               12337
3/96                                  12065               14494               11681               13309               12656
6/96                                  12209               15144               11748               13697               12954
9/96                                  12606               15612               11965               14059               13300
12/96                                 13618               16914               12324               14932               13973
3/97                                  13575               17367               12256               15145               13964
6/97                                  15028               20399               12707               16934               15380
9/97                                  15929               21927               13131               17932               16397
12/97                                 16240               22557               13514               18459               16572
3/98                                  17364               25703               13723               20103               17828
6/98                                  17443               26552               14045               20694               18014
9/98                                  15631               23911               14638               19833               16835
12/98                                 16885               29002               14687               22332               18693

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
 (2.0%)             13.1%

  Cumulative Total Return

      Since Inception
          10/3/94
           68.9%

Past performance is not indicative of future performance.


Touchstone Bond Fund A

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Bond Fund A. Corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the return of the Wiesenberger: Corporate Bond (Investment Grade) Mutual Fund Index rose 7.2%. Total return (net of fees, expenses, and the sales charge of 4.75%) for the Touchstone Bond Fund A was 3.4%.

As the manager of the Touchstone Bond Fund A, Fort Washington Investment Advisors continued to strategically rotate between government,

   MANAGEMENT DISCUSSION & ANALYSIS
corporate and mortgage securities throughout the year. Fort Washington reports that the 1998 market was very unfriendly to the average manager. The Fund's returns were the result of an above average market yield and a portfolio duration equal to that of the Fund's overall market index.

The portfolio was overweight in corporate and asset-backed securities. A 5% cash position and a core position (5%) in preferred stocks generated significant current income with low market volatility. The goal of the portfolio was to find market niches of mispriced securities that generated above average returns for their quality or duration. The portfolio position in preferred stock was a perfect example of this strategy.

                         GROWTH OF A $10,000 INVESTMENT

                                      TOUCHSTONE BOND FUND       LEHMAN BROS.        WIESENBERGER CORP-INV
                                               A             AGGREGATE MAJOR INDEX     GRADE MINOR INDEX
                                      --------------------   ---------------------   -------------------
9/94                                          9525                   10000                   10000
12/94                                         9551                   10038                    9985
3/95                                         10046                   10544                   10418
6/95                                         10571                   11187                   11104
9/95                                         10742                   11406                   11331
12/95                                        11172                   11892                   11867
3/96                                         10937                   11681                   11588
6/96                                         10982                   11748                   11629
9/96                                         11175                   11965                   11842
12/96                                        11490                   12324                   12223
3/97                                         11450                   12256                   12134
6/97                                         11818                   12707                   12571
9/97                                         12197                   13131                   12999
12/97                                        12329                   13514                   13302
3/98                                         12583                   13723                   13491
6/98                                         12853                   14045                   13788
9/98                                         13202                   14638                   14188
12/98                                        13384                   14687                   14257

Average Annual Total Return

One Year            Since
 Ended            Inception
12/31/98           10/3/94
  3.4%               7.1%

  Cumulative Total Return

      Since Inception
          10/3/94
           33.8%

Past performance is not indicative of future performance.


17
NOTES

   SELECT ADVISORS TRUST A

STATEMENTS OF ASSETS AND LIABILITIES                                          18
                                                               December 31, 1998

                       TOUCHSTONE      TOUCHSTONE       TOUCHSTONE      TOUCHSTONE      TOUCHSTONE
                        EMERGING      INTERNATIONAL       INCOME           VALUE         GROWTH &       TOUCHSTONE     TOUCHSTONE
                         GROWTH          EQUITY         OPPORTUNITY       PLUS(a)         INCOME         BALANCED         BOND
                         FUND A          FUND A           FUND A          FUND A          FUND A          FUND A         FUND A
ASSETS:
Investment in
  corresponding
  Select Advisors
  Portfolios, at
  value (Note 1)       $8,226,045      $6,761,320       $6,547,626      $27,056,281     $15,198,536     $4,549,649     $4,836,836
Deferred organization
  expenses (Note 1)         7,393           7,393            7,393               --           7,393          7,393          7,393
Receivable for fund
  shares sold               2,819           2,241            7,912              170           4,972          1,084            514
Reimbursement
  receivable from
  Sponsor (Note 3)        134,061         133,576          133,647           50,172         142,005        102,031        106,047
---------------------------------------------------------------------------------------------------------------------------------
         Total assets   8,370,318       6,904,530        6,696,578       27,106,623      15,352,906      4,660,157      4,950,790
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for fund
  shares redeemed             835             724            9,120               --          55,910            334             --
Other accrued
  expenses                 34,337          28,290           29,134           39,089          36,047         23,736         27,283
---------------------------------------------------------------------------------------------------------------------------------
         Total
          liabilities      35,172          29,014           38,254           39,089          91,957         24,070         27,283
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(b):         $8,335,146      $6,875,516       $6,658,324      $27,067,534     $15,260,949     $4,636,087     $4,923,507
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding        621,969         533,285          872,133        2,600,842         986,703        383,389        474,097
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and
  redemption price
  per share                $13.40          $12.89            $7.63           $10.41          $15.47         $12.09         $10.39
---------------------------------------------------------------------------------------------------------------------------------
Offering price per
  share(c)                 $14.22           $13.68           $8.01           $11.05          $16.41         $12.83         $10.91
---------------------------------------------------------------------------------------------------------------------------------
Maximum sales load           5.75%           5.75%            4.75%            5.75%           5.75%          5.75%          4.75%
---------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on May 1, 1998.

(b) See the Statements of Changes in Net Assets for components of net assets.

(c) The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST A

19
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                               TOUCHSTONE    TOUCHSTONE     TOUCHSTONE                    TOUCHSTONE
                                EMERGING    INTERNATIONAL     INCOME       TOUCHSTONE      GROWTH &    TOUCHSTONE   TOUCHSTONE
                                 GROWTH        EQUITY       OPPORTUNITY   VALUE PLUS(a)     INCOME      BALANCED       BOND
                                 FUND A        FUND A         FUND A         FUND A         FUND A       FUND A       FUND A
INVESTMENT INCOME ALLOCATED FROM
CORRESPONDING PORTFOLIO (NOTE 1):
  Interest income              $  20,790      $  11,604     $   798,119    $   30,586     $  14,249     $114,023     $237,220
  Dividend income (b)             54,074         83,173              --       221,662       323,261       31,244       15,703
------------------------------------------------------------------------------------------------------------------------------
      Total investment income     74,864         94,777         798,119       252,248       337,510      145,267      252,923
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Allocated portfolio
    expenses                      96,842         90,809          80,579       146,779       136,981       52,381       31,440
  Sponsor fees (Note 2)           13,684         12,059          14,259        32,624        24,052        8,374        7,671
  Transfer agent fees             52,852         55,244          52,373        17,297        56,463       44,887       31,603
  Fund accounting and
    administration fees           24,725         30,559          26,001        16,667        30,475       20,146       30,475
  Registration fees               19,077         12,575          12,832        33,941        14,349       10,386       14,965
  Distribution fees (Note 2)      17,105         15,073          17,824        40,779        30,065       10,468        9,589
  Audit fees                       8,074          9,175           9,473         6,150         8,446        8,217        7,875
  Amortization of
    organization expenses
    (Note 1)                       9,771          9,771           9,771            --         9,771        9,771        9,771
  Printing fees                    4,624          2,990           4,961        15,498         7,173           --        2,232
  Legal fees                       2,332          2,648           1,954         2,080         2,882        1,648        2,401
  Trustee fees (Note 2)              594            589             679         1,200           816          243          216
  Miscellaneous                      694            611             831         3,547           920          412           --
------------------------------------------------------------------------------------------------------------------------------
      Total expenses             250,374        242,103         231,537       316,562       322,393      166,933      148,238
      Waiver of sponsor fees
         (Note 2)                (13,684)       (12,059)        (14,259)      (32,624)      (24,052)      (8,374)      (7,671)
      Reimbursement from
         sponsor (Note 3)       (134,061)      (133,576)       (133,647)      (71,872)     (142,005)    (102,031)    (106,047)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses               102,629         96,468          83,631       212,066       156,336       56,528       34,520
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     (27,765)        (1,691)        714,488        40,182       181,174       88,739      218,403
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM PORTFOLIO:
  Net realized gain (loss)
    on:
    Investments                  363,157        366,638        (674,128)     (608,840)      220,365      216,456       66,845
    Written Options                   --             --           3,572            --            --           --           --
    Foreign currency
      transactions                    --        (20,699)             --            --            --        8,974           --
------------------------------------------------------------------------------------------------------------------------------
                                 363,157        345,939        (670,556)     (608,840)      220,365      225,430       66,845
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments                 (340,021)       642,714      (1,110,828)    1,699,825      (338,911)    (179,662)      37,207
    Written Options                   --             --              --            --            --           --           --
    Foreign currency
      transactions                    --            767             145            --            --       (3,398)          --
------------------------------------------------------------------------------------------------------------------------------
                                (340,021)       643,481      (1,110,683)    1,699,825      (338,911)    (183,060)      37,207
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) FROM PORTFOLIO      23,136        989,420      (1,781,239)    1,090,985      (118,546)      42,370      104,052
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                   $  (4,629)     $ 987,729     $(1,066,751)   $1,131,167     $  62,628     $131,109     $322,455
------------------------------------------------------------------------------------------------------------------------------
(a) The Fund commenced operations on May 1, 1998.
(b) Net of foreign tax
    withholding                       --        $10,679              --          $172        $1,748         $237         $256

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST A

STATEMENTS OF CHANGES IN NET ASSETS                                           20

                                         TOUCHSTONE EMERGING           TOUCHSTONE INTERNATIONAL           TOUCHSTONE INCOME
                                            GROWTH FUND A                   EQUITY FUND A                 OPPORTUNITY FUND A
                                     ----------------------------    ----------------------------    ----------------------------
                                       FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1998            1997            1998            1997            1998            1997
OPERATIONS (ALLOCATED FROM
CORRESPONDING PORTFOLIO):
  Net investment income (loss)        $  (27,765)     $  (11,717)     $   (1,691)     $    7,130     $   714,488      $  781,214
  Net realized gain (loss)               363,157         590,394         345,939         524,042        (670,556)        241,119
  Net change in unrealized
    appreciation (depreciation)         (340,021)        538,558         643,481          47,371      (1,110,683)       (458,957)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets resulting from
    operations                            (4,629)      1,117,235         987,729         578,543      (1,066,751)        563,376
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                       --            (204)         (6,819)         (5,903)       (727,740)       (773,302)
  Realized capital gains                (407,884)       (453,141)       (373,319)       (331,108)             --        (271,405)
  Distributions in excess of net
    investment income                         --              --         (20,277)             --              --              --
  Distributions in excess of
    realized capital gains               (50,275)             --              --              --              --        (242,082)
  Return of capital distributions             --              --              --              --         (56,290)             --
---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                       (458,159)       (453,345)       (400,415)       (337,011)       (784,030)     (1,286,789)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 1):
  Proceeds from shares sold            5,012,537       1,370,965       1,630,252         888,137       3,476,133       7,560,967
  Reinvestment of dividends and
    distributions                        418,391         381,960         398,640         334,346         623,322       1,042,480
  Cost of shares redeemed             (1,581,667)       (341,399)       (501,457)       (151,885)     (2,599,216)     (5,450,248)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    share transactions                 3,849,261       1,411,526       1,527,435       1,070,598       1,500,239       3,153,199
---------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in
    net assets                         3,386,473       2,075,416       2,114,749       1,312,130        (350,542)      2,429,786
NET ASSETS:
  Beginning of period                  4,948,673       2,873,257       4,760,767       3,448,637       7,008,866       4,579,080
---------------------------------------------------------------------------------------------------------------------------------
  End of period                       $8,335,146      $4,948,673      $6,875,516      $4,760,767     $ 6,658,324      $7,008,866
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                     $7,715,214      $3,896,709      $5,804,081      $4,283,036     $ 8,978,000      $7,537,857
  Undistributed (distributions in
    excess of) net investment
    income                                    --              --         (32,893)        (14,430)             --           5,651
  Accumulated net realized gain
    (loss) from Portfolio                (47,580)         44,431          27,664          58,978        (909,681)       (235,330)
  Net unrealized appreciation
    (depreciation) from Portfolio        667,512       1,007,533       1,076,664         433,183      (1,409,995)       (299,312)
---------------------------------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
    outstanding                       $8,335,146      $4,948,673      $6,875,516      $4,760,767     $ 6,658,324      $7,008,866
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                            343,695         105,014         123,496          76,304         374,781         677,881
  Reinvestment of dividends and
    distributions                         32,355          28,399          30,828          29,458          71,619         100,000
---------------------------------------------------------------------------------------------------------------------------------
                                         376,050         133,413         154,324         105,762         446,400         777,881
  Shares redeemed                       (111,410)        (24,818)        (38,129)        (13,074)       (283,285)       (488,860)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                264,640         108,595         116,195          92,688         163,115         289,021
  Beginning of period                    357,329         248,734         417,090         324,402         709,018         419,997
---------------------------------------------------------------------------------------------------------------------------------
  End of period                          621,969         357,329         533,285         417,090         872,133         709,018
---------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on May 1, 1998.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST A

21


                                  TOUCHSTONE
                                  VALUE PLUS                TOUCHSTONE               TOUCHSTONE                    TOUCHSTONE
                                    FUND A           GROWTH & INCOME FUND A        BALANCED FUND A                 BOND FUND A
                               ----------------    --------------------------  -------------------------   -------------------------
                                     FOR THE         FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                 PERIOD ENDED(a)    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                      1998              1998         1997         1998           1997          1998         1997
OPERATIONS (ALLOCATED FROM
CORRESPONDING PORTFOLIO):
  Net investment income (loss)    $    40,182     $   181,174    $   30,857    $   88,739    $   55,009   $   218,403   $  115,995
  Net realized gain (loss)           (608,840)        220,365       652,500       225,430       499,632        66,845        2,874
  Net change in unrealized
    appreciation (depreciation)     1,699,825        (338,911)      212,301      (183,060)      (91,281)       37,207       28,320
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets resulting from
    operations                      1,131,167          62,628       895,658       131,109       463,360       322,455      147,189
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income               (40,182)       (183,340)      (36,450)      (93,863)      (55,865)     (219,500)    (117,358)
  Realized capital gains                   --        (304,181)     (602,875)     (185,895)     (473,050)      (53,127)        (203)
  Distributions in excess of net
    investment income                      --          (6,836)           --       (11,391)       (8,806)       (4,091)      (6,489)
  Distributions in excess of
    realized capital gains                 --         (70,773)           --            --            --            --           --
Return of capital distributions        (3,702)        (13,429)           --            --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                     (43,884)       (578,559)     (639,325)     (291,149)     (537,721)     (276,718)    (124,050)
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 1):
  Proceeds from shares sold        25,939,165      13,903,526     2,927,262     2,065,886       931,397     4,527,950    1,926,355
  Reinvestment of dividends and
    distributions                      43,452         569,460       629,283       286,919       533,585       271,637       86,946
  Cost of shares redeemed              (2,366)     (4,676,332)   (1,492,018)     (872,443)     (160,287)   (1,606,439)  (1,172,671)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    share transactions             25,980,251       9,796,654     2,064,527     1,480,362     1,304,695     3,193,148      840,630
-----------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in
    net assets                     27,067,534       9,280,723     2,320,860     1,320,322     1,230,334     3,238,885      863,769
NET ASSETS:
  Beginning of period                      --       5,980,226     3,659,366     3,315,765     2,085,431     1,684,622      820,853
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                   $27,067,534     $15,260,949    $5,980,226    $4,636,087    $3,315,765   $ 4,923,507   $1,684,622
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                 $25,976,551     $15,278,502    $5,506,335    $4,521,372    $3,061,544   $ 4,840,284   $1,654,030
  Undistributed (distributions in
    excess of) net investment
    income                                 --              --         2,166         1,963         2,506         3,657        1,097
  Accumulated net realized gain
    (loss) from Portfolio            (608,842)        (66,551)       83,816        74,357        30,260        10,547       (2,317)
  Net unrealized appreciation
    (depreciation) from Portfolio   1,699,825          48,998       387,909        38,395       221,455        69,019       31,812
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
    outstanding                   $27,067,534     $15,260,949    $5,980,226    $4,636,087    $3,315,765   $ 4,923,507   $1,684,622
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                       2,605,472         840,694       194,618       161,051        68,410       436,841      189,458
  Reinvestment of dividends and
    distributions                       4,677          36,887        42,510        23,854        43,278        26,120        8,503
-----------------------------------------------------------------------------------------------------------------------------------

                                    2,610,149         877,581       237,128       184,905       111,688       462,961      197,961
  Shares redeemed                      (9,307)       (287,905)     (100,955)      (68,591)      (11,763)     (153,703)    (113,852)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)           2,600,842         589,676       136,173       116,314        99,925       309,258       84,109
  Beginning of period                      --         397,027       260,854       267,075       167,150       164,839       80,730
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                     2,600,842         986,703       397,027       383,389       267,075       474,097      164,839
-----------------------------------------------------------------------------------------------------------------------------------

   SELECT ADVISORS TRUST A

FINANCIAL HIGHLIGHTS                                                          22

                                                                          TOUCHSTONE EMERGING GROWTH FUND A
      SELECTED DATA FOR A SHARE OUTSTANDING:         ----------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net asset value, beginning of period                    $13.85         $11.55         $11.52         $10.11           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.04)         (0.03)          0.01          (0.01)            0.16
Net realized and unrealized gain (loss) on
  investments                                             0.37           3.71           1.20           2.29             0.11
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  0.33           3.68           1.21           2.28             0.27
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                     --             --          (0.01)         (0.03)           (0.15)
  Realized capital gains                                 (0.78)         (1.38)         (1.17)         (0.84)           (0.01)
  Return of capital                                         --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.78)         (1.38)         (1.18)         (0.87)           (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $13.40         $13.85         $11.55         $11.52           $10.11
---------------------------------------------------------------------------------------------------------------------------------
        Total return (c)                                  2.57%         32.20%         10.56%         22.56%            2.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                     $8,335         $4,949         $2,873         $2,520           $1,038
Ratios to average net assets (d):
  Expenses                                                1.50%          1.50%          1.50%          1.50%            1.75%(f)
  Net investment income (loss)                           (0.41)%        (0.30)%        (0.12)%        (0.05)%           6.10%(f)

                                                                         TOUCHSTONE GROWTH & INCOME FUND A
     SELECTED DATA FOR A SHARE OUTSTANDING:        ------------------------------------------------------------------------------
                                                     FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED(e)    PERIOD ENDED(a)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net asset value, beginning of period                 $ 15.06         $14.03         $13.14          $10.02            $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.19           0.09           0.12            0.05              0.86
Net realized and unrealized gain (loss) on
  investments                                           0.84(h)        2.78           2.12            3.46             (0.84)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                  1.03           2.87           2.24            3.51              0.02
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.20)         (0.11)         (0.12)          (0.16)               --
  Realized capital gains                               (0.40)         (1.73)         (1.23)          (0.23)               --
  Return of capital                                    (0.02)            --             --              --                --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.62)         (1.84)          1.35           (0.39)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 15.47         $15.06         $14.03          $13.14            $10.02
---------------------------------------------------------------------------------------------------------------------------------
      Total return (c)                                  6.87%         20.70%         16.95%          35.14%             0.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                  $15,261         $5,980         $3,659          $1,500            $   20
Ratios to average net assets (d):
  Expenses                                              1.30%          1.30%          1.30%           1.30%             1.55%(f)
  Net investment income (loss)                          1.50%          0.67%          0.55%           0.56%             0.56%(f)
---------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on October 3, 1994.

(b) The Fund commenced operations on May 1, 1998.

(c) Total return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 3)

(d) Includes the Fund's proportionate share of the corresponding Portfolio's expenses. If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been higher.

(e)  Per share amounts calculated using the average share method.

(f)  Ratios are annualized.

(g)  Amount rounds to less than $0.01.

(h) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST A
23

                  TOUCHSTONE INTERNATIONAL EQUITY FUND A                         TOUCHSTONE INCOME OPPORTUNITY FUND A
---------------------------------------------------------------------------   ------------------------------------------
  FOR THE        FOR THE        FOR THE        FOR THE          FOR THE         FOR THE        FOR THE        FOR THE
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    1998           1997           1996           1995            1994             1998           1997           1996
  $ 11.41         $10.63         $ 9.58         $ 9.12          $10.00           $ 9.89         $10.90         $ 9.83
------------------------------------------------------------------------------------------------------------------------
     0.00(g)        0.02           0.05           0.21                             0.90           1.24           1.12
     2.27           1.64           1.06           0.47           (0.88)           (2.18)         (0.23)          1.38
------------------------------------------------------------------------------------------------------------------------
     2.27           1.66           1.11           0.68           (0.88)           (1.28)          1.01           2.50
------------------------------------------------------------------------------------------------------------------------
    (0.05)         (0.02)         (0.06)         (0.22)             --            (0.91)         (1.22)         (1.12)
    (0.74)         (0.86)            --             --              --               --          (0.80)         (0.31)
       --             --             --             --              --            (0.07)            --             --
------------------------------------------------------------------------------------------------------------------------
    (0.79)         (0.88)         (0.06)         (0.22)             --            (0.98)         (2.02)         (1.43)
------------------------------------------------------------------------------------------------------------------------
  $ 12.89         $11.41         $10.63         $ 9.58          $ 9.12           $ 7.63         $ 9.89         $10.90
------------------------------------------------------------------------------------------------------------------------
    19.94%         15.57%         11.61%          5.29%          (8.80)%         (13.77)%         9.49%         26.66%
  $ 6,876         $4,761         $3,449         $2,617          $2,282           $6,658         $7,009         $4,579
     1.60%          1.60%          1.60%          1.60%           1.85%(f)           1.20%        1.20%          1.20%
    (0.03)%         0.17%          0.42%          0.11%          (0.36)%(f)       10.02%         11.19%         11.29%

                                        TOUCHSTONE
                                        VALUE PLUS
TOUCHSTONE INCOME OPPORTUNITY FUND A      FUND A
---------------------------------     ---------------
     FOR THE          FOR THE             FOR THE
    YEAR ENDED    PERIOD ENDED(a)     PERIOD ENDED(b)
   DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
       1995            1994                1998
      $ 9.08          $10.00              $ 10.00
-----------------------------------------------------
        1.19            0.22                 0.02
        0.77           (0.94)                0.41
-----------------------------------------------------
        1.96           (0.72)                0.43
-----------------------------------------------------
       (1.21)          (0.20)               (0.02)
          --              --                   --
          --              --                 0.00(g)
-----------------------------------------------------
       (1.21)          (0.20)               (0.02)
-----------------------------------------------------
      $ 9.83          $ 9.08              $ 10.41
-----------------------------------------------------
       23.19%          (7.20)%               4.29%
      $1,369          $  926              $27,068
        1.20%           1.45%(f)             1.30%(f)
       12.42%           8.60%(f)             0.25%(f)

                        TOUCHSTONE BALANCED FUND A                                      TOUCHSTONE BOND FUND A
---------------------------------------------------------------------------   ------------------------------------------
  FOR THE        FOR THE        FOR THE        FOR THE          FOR THE         FOR THE        FOR THE        FOR THE
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    1998           1997           1996           1995            1994             1998           1997           1996
   $12.42         $12.48         $11.34         $ 9.97          $10.00           $10.22         $10.17         $10.61
------------------------------------------------------------------------------------------------------------------------
     0.25           0.27           0.30           0.31            0.08             0.55           0.61           0.71
     0.23           2.09           1.59           1.99           (0.05)            0.30           0.11          (0.43)
------------------------------------------------------------------------------------------------------------------------
     0.48           2.36           1.89           2.30            0.03             0.85           0.72           0.28
------------------------------------------------------------------------------------------------------------------------
    (0.30)         (0.30)         (0.30)         (0.33)          (0.06)           (0.57)         (0.66)         (0.70)
    (0.51)         (2.12)         (0.45)         (0.60)             --            (0.11)         (0.01)         (0.02)
       --             --             --             --              --               --             --             --
------------------------------------------------------------------------------------------------------------------------
    (0.81)         (2.42)         (0.75)         (0.93)          (0.06)           (0.68)         (0.67)         (0.72)
------------------------------------------------------------------------------------------------------------------------
   $12.09         $12.42         $12.48         $11.34          $ 9.97           $10.39         $10.22         $10.17
------------------------------------------------------------------------------------------------------------------------
     3.98%         19.25%         16.86%         23.24%           0.30%            8.56%          7.30%          2.85%
   $4,636         $3,316         $2,085         $1,502          $1,001           $4,924         $1,685         $  821
     1.35%          1.35%          1.35%          1.35%           1.60%(f)         0.90%          0.90%          0.90%
     2.11%          2.07%          2.19%          2.39%           2.75%(f)         5.68%          6.08%          6.01%
------------------------------------------------------------------------------------------------------------------------

      TOUCHSTONE BOND FUND A
 ---------------------------------
     FOR THE           FOR THE
  YEAR ENDED(e)    PERIOD ENDED(a)
  DECEMBER 31,      DECEMBER 31,
      1995              1994
     $ 9.88            $10.00
-----------------------------------------------------------------------------------------------------------
       0.56              1.15
       1.07             (1.12)
-----------------------------------------------------------------------------------------------------------
       1.63              0.03
-----------------------------------------------------------------------------------------------------------
      (0.86)            (0.15)
      (0.04)               --
         --                --
-----------------------------------------------------------------------------------------------------------
      (0.90)            (0.15)
-----------------------------------------------------------------------------------------------------------
     $10.61            $ 9.88
-----------------------------------------------------------------------------------------------------------
      16.95%             0.28%
     $  523            $   16
       0.90%             1.15%(f)
       6.21%             5.58%(f)
-----------------------------------------------------------------------------------------------------------

                                                                              24
NOTES TO FINANCIAL STATEMENTS

   SELECT ADVISORS TRUST A

1.  Organization and Significant Accounting Policies

Select Advisors Trust A (the "Trust") was organized as a Massachusetts business trust on February 7, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more series.

The Trust consists of eight funds: Touchstone Emerging Growth Fund A (the "Emerging Growth Fund"), Touchstone International Equity Fund A (the "International Equity Fund"), Touchstone Income Opportunity Fund A (the "Income Opportunity Fund"), Touchstone Value Plus Fund A (the "Value Plus Fund"), Touchstone Growth & Income Fund A (the "Growth & Income Fund"), Touchstone Balanced Fund A (the "Balanced Fund"), Touchstone Bond Fund A (the "Bond Fund") (each, a "Fund"), and Touchstone Standby Income Fund (the "Standby Income Fund"). The Standby Income Fund is included in a separate annual report.

The Trust seeks to achieve the investment objectives of each Fund by investing all the investible assets of the Fund in a corresponding Portfolio of Select Advisors Portfolios (the "Portfolio Trust"), an open-end management investment company. Each Portfolio has the same investment objectives as the corresponding Fund. These Portfolios are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, and Bond Portfolio.

The value of each Fund's investment in the corresponding Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio at December 31, 1998.

                          EMERGING   INTERNATIONAL     INCOME      VALUE   GROWTH &
                           GROWTH       EQUITY       OPPORTUNITY   PLUS     INCOME    BALANCED   BOND
                            FUND         FUND           FUND       FUND      FUND       FUND     FUND
Percentage interest in
corresponding Portfolio    72.0%         56.9%          63.8%      98.9%    39.1%      58.1%     24.1%

The financial statements of each Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"), and
Western-Southern, owned 29.6%, 53.7%, 20.2%, 96.3%, 33.1%, 38.0%, and 22.0% of the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and

25

   SELECT ADVISORS TRUST A

disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds:

INVESTMENT VALUATION. Valuation of investments by each Portfolio is discussed in
Note 1 of the Portfolio Trust's Notes to Financial Statements which are included elsewhere in this report.

INVESTMENT INCOME. Each Fund records its share of the corresponding Portfolio's net investment income and realized and unrealized gains and losses and adjusts its investment in the corresponding Portfolio each day. All the net investment income and realized and unrealized gains and losses of each Portfolio are allocated among the corresponding Funds and the other investors in the Portfolio at the time of such determination.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Income Opportunity Fund, the Growth & Income Fund and the Bond Fund are declared as dividends and paid monthly. Substantially all of the net investment income of the Value Plus Fund and the Balanced Fund are declared as dividends and paid quarterly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund are declared as dividends and paid annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassification, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Portfolios may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses attributable to the Funds were deferred and are being amortized by each Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund and the corresponding Portfolio, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund then outstanding after taking into account any prior redemptions of the Initial Shares of the Fund. The amount of such reduction in excess of the unamortized organization expenses of the Fund, if any, shall be contributed by the Fund to the corresponding Portfolio.

                                                                              26
Notes to Financial Statements continued

   SELECT ADVISORS TRUST A

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income tax is necessary. At December 31, 1998, the following Funds have a capital loss carryforward expiring in December 2006:

          Income Opportunity Fund                   $829,443
          Value Plus Fund                            477,851

At December 31, 1998, the following Funds had net capital losses attributable to security transactions incurred after October 31, 1998, which are treated as arising on the first day of the Fund's next taxable year.

          Emerging Growth Fund                      $ 12,370
          Income Opportunity Fund                     79,769
          Value Plus Fund                            130,991
          Growth & Income Fund                        60,476
          Bond Fund                                    3,654

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

2.  Transactions with Affiliates

DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), a subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Each Fund will pay a service fee to the Distributor equal to, on an annual basis, up to 0.25% of that Fund's average daily net assets. The Distributor may also use the distribution fees received from each Fund to otherwise promote the sale of shares of the Funds to other than current shareholders and for sales literature or other promotional activities.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with Touchstone Advisors, Inc. (the "Sponsor"), an affiliate of the Distributor. The Sponsor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through December 31, 1999.

TRUSTEES. Each Trustee who is not an "interested person" (as defined by the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Select Advisors Trust C, Select Advisors Portfolios, and Select Advisors Variable Insurance Trust, which are each included in separate reports. For the year ended December 31, 1998,

27

   SELECT ADVISORS TRUST A

the Trust, not including the Standby Income Fund which is included in a separate report, incurred $4,337 in Trustee fees which were prorated to each Fund in the Trust.

3.  Expense Reimbursements

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund including the Fund's proportionate share of expenses of the corresponding Portfolio are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below for the year ended December 31, 1998.

                                         EMERGING   INTERNATIONAL     INCOME       VALUE    GROWTH &
                                          GROWTH       EQUITY       OPPORTUNITY    PLUS      INCOME    BALANCED     BOND
                                           FUND         FUND           FUND        FUND       FUND       FUND       FUND
           Voluntary Expense Limit          1.50%        1.60%          1.20%       1.30%      1.30%      1.35%      0.90%
           Amount of Reimbursement       $134,061     $133,576       $133,647     $71,872   $142,005   $102,031   $106,047

4.  Subsequent Event

On June 18, 1998, the Board of Trustees of Select Advisors Trust A ("Trust A") and Select Advisors Trust C ("Trust C") approved an Agreement and Plan of Reorganization (the "Plan") and the transactions contemplated by the Plan (the "Reorganization"). The shareholders of Trust C subsequently approved the Plan. In the Reorganization, each series of Trust A (each, a "Trust A Fund") and each series of Trust C (each, a "Trust C Fund") withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios (each, a "Hub"). Each Trust A Fund then acquired all of the assets (net of liabilities) of the corresponding Trust C Fund in exchange for Class C shares of such Trust A Fund. Class C shares received by each Trust C Fund were distributed pro rata to the shareholders of that Trust C Fund. In addition, where applicable, The Western-Southern Life Insurance Company Separate Account A ("SAA") withdrew its assets from each Hub in which it invested and reinvested such assets in Class Y shares of the corresponding Trust A Fund. The Reorganization was effective immediately after the close of business on December 31, 1998. The withdrawals from each Hub were effected as redemptions in-kind where the ownership of the Hub net assets before the redemption was transferred to each Trust A Fund, each Trust C Fund and SAA on a pro-rata basis.

Previously each Trust A Fund, each Trust C Fund and each Hub operated as part of a Hub and Spoke(R) mutual fund structure. Under the Hub and Spoke structure, each Trust A Fund and each Trust C Fund invested all of its investable assets in the corresponding Hub. As a result of the Reorganization, all of the assets of each Trust A Fund and the corresponding Trust C Fund are now held by the Trust A Fund in a multi-class structure. The distribution system and fee structure of Class A of each Trust A Fund are identical to that of each Trust A Fund before the Reorganization. Likewise, the distribution system and fee structure of Class C of each Trust A Fund are identical to that of the corresponding Trust C Fund before the

                                                                              28
Notes to Financial Statements continued

   SELECT ADVISORS TRUST A

Reorganization. The investment objective and policies of each Trust A Fund are identical to its investment objective and policies and those of the corresponding Trust C Fund before the Reorganization. However, each Trust A Fund attempts to achieve its objective by retaining an investment advisor and sub-advisor to manage its assets directly, rather than investing its assets in the corresponding Hub.

In the Reorganization, each share of each Trust A Fund outstanding immediately prior to the consummation of the Reorganization was redesignated as a Class A share of that Trust A Fund but was not otherwise affected. Each shareholder of each Trust C, Fund received, in exchange for the shares of the Trust C Fund owned by such shareholder, an equal number of the corresponding Trust A Fund's Class C shares at the same net asset value per share. Trust A was renamed Touchstone Series Trust and each Trust A Fund was renamed to remove the "A" designation. Select Advisors Portfolios, each Hub, Trust C and each Trust C Fund will be terminated as soon as practicable.

All expenses associated with the Reorganization will be paid by Touchstone Advisors, Inc. or one of its affiliates.

Federal Tax Information (unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Portfolio's year ended December 31, 1998 qualified for the dividends received deduction, as follows:

          Emerging Growth Fund                                 100%
          Growth & Income Fund                                  87%
          Balanced Fund                                          9%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 1998:

                                     LONG TERM CAPITAL GAINS
                                     DISTRIBUTIONS PER SHARE   CAPITAL GAIN DIVIDENDS
          Emerging Growth Fund               $0.776                   $457,179
          International Equity Fund           0.743                    372,818
          Income Opportunity Fund             0.000                         99
          Growth & Income Fund                0.267                    257,203
          Balanced Fund                       0.202                     73,906
          Bond Fund                           0.022                     10,253

The Touchstone International Equity Fund paid foreign taxes of $10,679 or $0.02 per share, and the Fund recognized $80,840 or $0.16 per share of foreign source income during the year ended December 31, 1998.

29
NOTES

   REPORT OF INDEPENDENT ACCOUNTANTS

REPORT OF INDEPENDENT ACCOUNTANTS                                             30

To Investors and Trustees of
the Select Advisors Trust A:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                       TOUCHSTONE
                                         THE TOUCHSTONE FAMILY OF FUNDS
                                             SELECT ADVISORS PORTFOLIOS

                                                   EMERGING GROWTH LOGO
                                              INTERNATIONAL EQUITY LOGO
                                                INCOME OPPORTUNITY LOGO
                                                        VALUE PLUS LOGO
                                                   GROWTH & INCOME LOGO
                                                          BALANCED LOGO
                                                              BOND LOGO


                        LOGO

                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES

3

SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 92.1%
         AUTOMOTIVE -- 2.1%
 3,200   Bandag, Class A                                               $   111,600
 8,000   Exide                                                             130,000
----------------------------------------------------------------------------------
                                                                           241,600
----------------------------------------------------------------------------------
         BANKING -- 2.0%
 1,900   Bank United, Class A                                               74,575
 2,900   Dime Bancorp                                                       76,669
 4,800   Golden State Bancorp*                                              79,800
----------------------------------------------------------------------------------
                                                                           231,044
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 1.8%
11,100   DiMon                                                              82,556
 6,500   Ralcorp Holdings*                                                 118,625
----------------------------------------------------------------------------------
                                                                           201,181
----------------------------------------------------------------------------------
         BUILDING MATERIALS -- 4.6%
 6,100   Calmat                                                            188,338
15,600   Dal-Tile International*                                           161,850
 2,800   Martin Marietta Materials                                         174,125
----------------------------------------------------------------------------------
                                                                           524,313
----------------------------------------------------------------------------------
         CHEMICALS -- 0.8%
11,300   Calgon Carbon                                                      84,750
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 13.2%
 6,000   Administaff*                                                      150,000
 7,000   Advance Paradigm*                                                 244,993
 3,600   A.C. Nielson*                                                     101,700
 6,000   Career Education*                                                 180,000
 4,200   CDI*                                                               84,788
 5,000   DeVry*                                                            153,125
10,000   FirstService*                                                     119,375
 3,800   ITT Educational Services*                                         129,200
 5,000   Stewart Enterprises                                               111,250
 5,400   Unova*                                                             97,875
 5,400   Wallace Computer Services                                         142,425
----------------------------------------------------------------------------------
                                                                         1,514,731
----------------------------------------------------------------------------------
         COMMUNICATIONS -- 4.8%
 6,800   DSP Communications*                                               104,125
 4,300   Geotel Communications*                                            160,175
 7,100   Powerwave Technologies*                                           132,238
 2,200   Tellabs*                                                          150,838
----------------------------------------------------------------------------------
                                                                           547,376
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 6.3%
11,500   Carreker-Antinori*                                                 76,906
 8,500   CBT Group, ADR*                                                   126,438
 1,700   Earthlink Network*                                                 96,900
 2,900   Equant*                                                           196,656
 1,600   Policy Management Systems*                                         80,800

The accompanying notes are an integral part of the financial statements.

                                                                               4
Schedule of Investments continued

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         COMPUTER SOFTWARE & PROCESSING Continued
   600   PRI Automation*                                               $    15,600
 2,500   Transaction Systems Architects, Class A*                          125,000
----------------------------------------------------------------------------------
                                                                           718,300
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 5.6%
 2,600   EMC*                                                              221,000
 3,700   Gerber Scientific                                                  88,106
13,700   Intergraph*                                                        78,775
 2,000   Saville Systems, ADR*                                              38,000
10,800   Scitex*                                                           126,900
 2,016   Sterling Commerce*                                                 90,720
----------------------------------------------------------------------------------
                                                                           643,501
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 0.9%
 9,100   Magnetek*                                                         105,219
----------------------------------------------------------------------------------
         ELECTRONICS -- 6.2%
10,000   Aeroflex*                                                         151,250
 7,100   Commscope*                                                        119,369
 5,900   Galileo Technology*                                               159,300
 4,000   Maxwell Technologies*                                             161,000
 4,800   Power Integrations*                                               120,300
----------------------------------------------------------------------------------
                                                                           711,219
----------------------------------------------------------------------------------
         ENTERTAINMENT & LEISURE -- 3.0%
 7,000   Cinar Films, Class B*                                             177,625
 2,900   SFX Entertainment, Class A*                                       159,138
----------------------------------------------------------------------------------
                                                                           336,763
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 0.9%
 8,300   Life USA Holdings                                                 106,863
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 0.9%
14,100   Unisource Worldwide                                               102,225
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 2.3%
 5,500   IDEXX Laboratories*                                               147,985
 4,200   Syncor International*                                             114,450
----------------------------------------------------------------------------------
                                                                           262,435
----------------------------------------------------------------------------------
         HEAVY CONSTRUCTION -- 0.8%
 6,800   Foster Wheeler                                                     89,675
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.2%
 1,600   Flowserve                                                          26,500
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.1%
 2,000   Herman Miller                                                      53,750
 4,200   LA-Z-Boy Chair                                                     74,813
----------------------------------------------------------------------------------
                                                                           128,563
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

5

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         INSURANCE -- 2.7%
 5,100   HCC Insurance Holdings                                        $    89,888
 2,800   HSB Group                                                         114,975
10,400   Provident American*                                               104,000
----------------------------------------------------------------------------------
                                                                           308,863
----------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 7.6%
 6,000   American Tower Systems, Class A*                                  177,375
 7,500   Capstar Broadcasting, Class A*                                    171,563
 1,900   Central Newspapers, Class A                                       135,731
 8,300   Hollinger International                                           115,681
10,000   Information Holdings*                                             157,500
 3,600   Lee Enterprises                                                   113,400
----------------------------------------------------------------------------------
                                                                           871,250
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 4.2%
 5,900   Arthocare*                                                        128,325
 2,900   EG&G                                                               80,656
 4,600   Haemonetics*                                                      104,650
 5,000   OEC Medical Systems*                                              157,188
   600   Roper Industries                                                   12,225
----------------------------------------------------------------------------------
                                                                           483,044
----------------------------------------------------------------------------------
         METALS -- 0.6%
 2,300   Harsco                                                             70,006
----------------------------------------------------------------------------------
         OIL & GAS -- 1.9%
 3,700   Equitable Resources                                               107,763
 7,600   Nabors Industries*                                                103,075
----------------------------------------------------------------------------------
                                                                           210,838
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 3.7%
 4,300   Anesta*                                                           114,488
 5,300   Jean Coutu Group, Class A                                         113,783
 7,400   King Pharmaceuticals*                                             195,175
----------------------------------------------------------------------------------
                                                                           423,446
----------------------------------------------------------------------------------
         RESTAURANTS -- 1.6%
 6,100   The Cheesecake Factory*                                           180,903
----------------------------------------------------------------------------------
         RETAILERS -- 3.6%
17,500   Charming Shoppes*                                                  75,469
 3,500   Duane Reade*                                                      134,750
 3,600   Enesco Group                                                       83,700
 4,600   Guitar Center*                                                    113,275
----------------------------------------------------------------------------------
                                                                           407,194
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 3.5%
 3,800   Exodus Communications*                                            244,150
 3,000   Qwest Communications International*                               150,000
----------------------------------------------------------------------------------
                                                                           394,150
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               6
Schedule of Investments continued

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TEXTILES, CLOTHING & FABRICS -- 1.5%
 4,533   Albany International                                          $    85,841
10,200   Stride Rite                                                        89,250
----------------------------------------------------------------------------------
                                                                           175,091
----------------------------------------------------------------------------------
         TRANSPORTATION -- 3.7%
11,500   Fritz Companies*                                                  124,344
12,800   Halter Marine Group*                                               62,400
 3,000   Newport News Shipbuilding                                         100,313
 7,100   Yellow*                                                           135,788
----------------------------------------------------------------------------------
                                                                           422,845
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,511,192)                                   10,523,888
----------------------------------------------------------------------------------

UNITS
WARRANTS -- 0.1%
          BANKING -- 0.1%
 2,200    Golden State Bancorp*                                              10,038
-----------------------------------------------------------------------------------
TOTAL WARRANTS (COST $9,438)                                                 10,038
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.2% (COST $9,520,630)(a)                 10,533,926
CASH AND OTHER ASSETS NET OF LIABILITIES -- 7.8%                            891,807
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $11,425,733
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $9,571,229, resulting in gross unrealized appreciation and depreciation of $1,968,786 and $1,006,089, respectively, and net unrealized appreciation of $962,697.

ADR--American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

7

SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 93.8%
          FINLAND -- 2.0%
  1,948   Nokia OYJ, Series A                                           $   236,864
-----------------------------------------------------------------------------------
          FRANCE -- 16.7%
  1,490   AXA                                                               215,604
  1,468   Banque National De Paris                                          120,687
    472   Canal Plus                                                        128,587
    540   Cap Gemini                                                         86,531
  2,004   Casino Guichard-Perrachon                                         208,357
    588   Vivendi                                                           152,311
    637   Dexia France                                                       97,978
    791   Groupe Danone                                                     226,091
  1,744   Rhone Poulenc                                                      89,603
  1,412   Sanofi                                                            232,065
  1,549   Suez Lyonnaise Des Eaux-Dumex                                     317,668
  1,184   Total S.A., Series B                                              119,717
-----------------------------------------------------------------------------------
                                                                          1,995,199
-----------------------------------------------------------------------------------
          GERMANY -- 7.7%
    330   Allianz Holdings                                                  121,008
  1,209   Bayerische Vereinsbank                                             94,688
  1,764   Mannesmann                                                        202,205
  2,162   Metro                                                             172,571
  4,155   RWE                                                               227,543
  1,465   Siemens                                                            94,516
-----------------------------------------------------------------------------------
                                                                            912,531
-----------------------------------------------------------------------------------
          GREAT BRITAIN -- 18.0%
  4,278   Allied Zurich*                                                     63,671
  7,270   Bank of Scotland                                                   86,537
 16,377   BG                                                                103,112
  9,101   British Petroleum                                                 135,604
 19,500   Compass Group                                                     222,888
  7,319   Dixons Group, ADR                                                 102,734
 21,551   Gallaher Group                                                    145,795
  3,573   Glaxo Wellcome                                                    122,668
 10,177   Lloyds TSB Group                                                  144,455
 21,245   National Grid Group                                               169,207
  7,988   Orange*                                                            92,630
  7,862   Prudential                                                        118,448
  6,477   Railtrack Group                                                   168,926
 10,758   SmithKline Beecham                                                150,023
  5,993   Unilever                                                           67,058
 15,120   Vodafone Group                                                    244,990
-----------------------------------------------------------------------------------
                                                                          2,138,746
-----------------------------------------------------------------------------------
          IRELAND -- 1.9%
 12,766   Allied Irish Banks                                                226,770
      1   Bank of Ireland                                                        13
-----------------------------------------------------------------------------------
                                                                            226,783
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               8
Schedule of Investments continued

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          ITALY -- 10.9%
  5,175   Assicurazione Generali                                        $   215,630
 42,051   Credito Italiano                                                  247,861
  7,430   Istituto Bancario San Paolo di Torino*                            131,092
 64,583   Olivetti*                                                         224,830
275,599   Seat Pagine Gialle*                                               258,456
 10,930   Telecom Italia Mobile                                              80,542
 21,435   Telecom Italia                                                    134,136
-----------------------------------------------------------------------------------
                                                                          1,292,547
-----------------------------------------------------------------------------------
          JAPAN -- 15.2%
    800   Acom                                                               51,294
  1,000   Asahi Breweries                                                    14,705
    600   Bank of Tokyo                                                       6,200
  2,000   Bridgestone                                                        45,306
  2,000   Canon                                                              42,657
  7,000   Casio Computer                                                     51,559
  8,000   Citizen Watch                                                      48,044
  4,000   Daiichi Pharmaceutical                                             67,438
  2,100   Familymart                                                        104,601
  2,000   Fuji                                                               74,185
  1,400   ITO Yokado                                                         97,677
  2,000   Kirin Brewery                                                      25,435
     33   Merrill Lynch (Honda Motor), CPS                                   33,541
  3,000   Minebea                                                            34,284
  9,000   Mitsubishi Heavy Industries                                        34,973
  5,000   Mitsubishi                                                         28,703
 12,000   Mitsui Chemicals                                                   41,650
     30   Morgan Stanley Deanwitter (Canon Inc), CPS*                        24,638
     25   Morgan Stanley Deanwitter (Sony Corp), CPS                         31,156
    600   Nintendo                                                           57,759
 10,000   Nippon Express                                                     56,169
 11,000   Nippon Paper Industries                                            49,934
     14   Nippon Telegraph & Telephone                                       53,908
    960   Promise                                                            49,853
  1,300   Rohm Company                                                      118,140
  3,000   Sankyo                                                             65,442
  9,000   Sekisui House                                                      94,984
    300   Sony                                                               21,805
  1,500   TDK                                                               136,845
  2,000   Terumo                                                             46,984
  2,700   Tokyo Electric Power                                               66,528
  6,000   Toppan Printing                                                    73,125
  2,000   Toyota Motor                                                       54,226
-----------------------------------------------------------------------------------
                                                                          1,803,748
-----------------------------------------------------------------------------------
          NETHERLANDS -- 5.9%
  3,240   Heineken                                                          194,848
  1,575   Koninklijke                                                        78,792
  2,189   Nutreco Holding                                                    86,209
    354   STMicroelectronics*                                                27,825
    300   STMicroelectronics, ADR*                                           23,419

The accompanying notes are an integral part of the financial statements.

9

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          NETHERLANDS Continued
  1,721   Verenigde Nederlandse                                         $    64,847
  1,072   Wolters Kluwer                                                    229,233
-----------------------------------------------------------------------------------
                                                                            705,173
-----------------------------------------------------------------------------------
          PORTUGAL -- 0.5%
  1,080   Brisa-Auto Estradas de Portugal                                    63,602
-----------------------------------------------------------------------------------
          SPAIN -- 3.9%
  9,825   Argentaria                                                        254,543
  6,555   Iberdrola                                                         122,690
  1,892   Telefonica De Espana                                               84,163
-----------------------------------------------------------------------------------
                                                                            461,396
-----------------------------------------------------------------------------------
          SWEDEN -- 0.9%
  4,380   Ericsson                                                          104,045
-----------------------------------------------------------------------------------
          SWITZERLAND -- 10.2%
     67   Nestle                                                            145,642
    145   Novartis                                                          286,565
     14   Roche Holding                                                     170,585
     30   Swiss Reinsurance                                                  78,103
    456   Swisscom*                                                         190,622
    450   Union Bank of Switzerland                                         138,059
    271   Zuerich Allied                                                    200,369
-----------------------------------------------------------------------------------
                                                                          1,209,945
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,224,611)                                    11,150,579
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 93.8% (COST $9,224,611)(a)                 11,150,579
CASH AND OTHER ASSETS NET OF LIABILITIES -- 6.2%                            739,681
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $11,890,260
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $9,343,873, resulting in gross unrealized appreciation and depreciation of $1,969,001 and $162,295, respectively, and net unrealized appreciation of $1,806,706.

ADR--American Depositary Receipt

 CPS--Currency Protected Security

The accompanying notes are an integral part of the financial statements.

                                                                              10
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
CORPORATE BONDS -- 78.4%
            AEROSPACE & DEFENSE -- 2.4%
$250,000    Transdigm, 144A                                     10.375%    12/01/08   $   251,250
-------------------------------------------------------------------------------------------------
            BEVERAGES, FOOD & TOBACCO -- 2.2%
 300,000    Compania Alimentos Fargo, 144A                      13.25%     08/01/08       228,000
-------------------------------------------------------------------------------------------------
            CHEMICALS -- 4.9%
 200,000    Climachem                                           10.75%     12/01/07       201,000
 300,000    Trans-Resources                                     10.75%     03/15/08       296,998
-------------------------------------------------------------------------------------------------
                                                                                          497,998
-------------------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 2.5%
 250,000    Nationsrent, 144A                                   10.375%    12/15/08       247,500
-------------------------------------------------------------------------------------------------
            COMMUNICATIONS -- 6.7%
 250,000    Dobson Wireline                                     12.25%     06/15/08       231,250
 250,000    Northeast Optic Network                             12.75%     08/15/08       245,000
 400,000    Paging Network Do Brasil, Euro-Dollar               13.50%     06/06/05       208,000
-------------------------------------------------------------------------------------------------
                                                                                          684,250
-------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE & PROCESSING -- 2.4%
 250,000    Primark, 144A                                        9.25%     12/15/08       251,250
-------------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE -- 4.6%
 250,000    Bell Sports, 144A                                   11.00%     08/15/08       253,750
 250,000    TVN Entertainment, 144A                             14.00%     08/01/08       220,000
-------------------------------------------------------------------------------------------------
                                                                                          473,750
-------------------------------------------------------------------------------------------------
            ENVIRONMENTAL -- 1.0%
 200,000    ATC Group Services                                  12.00%     01/15/08       102,000
-------------------------------------------------------------------------------------------------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.1%
 300,000    Imperial Home Decor Group, Series B                 11.00%     03/15/08       267,000
 250,000    Salton/Maxim Housewares, 144A                       10.75%     12/15/05       251,563
-------------------------------------------------------------------------------------------------
                                                                                          518,563
-------------------------------------------------------------------------------------------------
            INDUSTRIAL -- DIVERSIFIED -- 15.7%
 250,000    Aqua Chem, 144A                                     11.25%     07/01/08       240,000
 250,000    Evenflo, 144A                                       11.75%     08/15/06       257,500
 500,000    FSW International, Yankee-Dollar+                   12.50%     11/01/06       125,000
 250,000    Generac Portable Products, 144A                     11.25%     07/01/06       252,500
 250,000    Neenah, 144A                                        11.125%    05/01/07       256,875
 250,000    Pen-Tab Industries                                  10.875%    02/01/07       221,250
 250,000    Simonds, 144A                                       10.25%     07/01/08       255,000
-------------------------------------------------------------------------------------------------
                                                                                        1,608,125
-------------------------------------------------------------------------------------------------
            MEDIA -- BROADCASTING & PUBLISHING -- 4.0%
 250,000    Perry-Judd                                          10.625%    12/15/07       262,500
 200,000    Source Media                                        12.00%     11/01/04       150,000
-------------------------------------------------------------------------------------------------
                                                                                          412,500
-------------------------------------------------------------------------------------------------
            METALS -- 7.2%
 300,000    Doe Run Resources, Series B                         11.25%     03/15/05       231,000
 250,000    Golden Northwest Aluminum, 144A                     12.00%     12/15/06       251,250

The accompanying notes are an integral part of the financial statements.

11

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            METALS Continued
$500,000    Nippon Denro Ispat                                   3.00%     04/01/01   $   175,000
 500,000    NTS Steel Group Public, Euro-Dollar+                 4.00%     12/16/08        80,000
-------------------------------------------------------------------------------------------------
                                                                                          737,250
-------------------------------------------------------------------------------------------------
            OIL & GAS -- 3.4%
 250,000    Panaco                                              10.625%    10/01/04       175,000
 200,000    Parker Drilling, Series D                            9.75%     11/15/06       178,000
-------------------------------------------------------------------------------------------------
                                                                                          353,000
-------------------------------------------------------------------------------------------------
            REAL ESTATE -- 2.4%
 500,000    GS Superhighway Holdings, Yankee-Dollar             10.25%     08/15/07       250,000
-------------------------------------------------------------------------------------------------
            RETAILERS -- 1.9%
 200,000    Home Interiors & Gifts, 144A                        10.125%    06/01/08       198,000
-------------------------------------------------------------------------------------------------
            TELEPHONE SYSTEMS -- 6.9%
 300,000    AMSC Acquisition(d)                                 12.25%     04/01/08       186,000
 350,000    Conecel, Euro-Dollar                                14.00%     05/01/02       182,000
 250,000    Conecel Holdings, Euro-Dollar, 144A(d)              14.00%     10/01/00        91,250
 300,000    Tricom                                              11.375%    09/01/04       246,000
-------------------------------------------------------------------------------------------------
                                                                                          705,250
-------------------------------------------------------------------------------------------------
            TRANSPORTATION -- 5.1%
 250,000    American Commercial Lines, 144A                     10.25%     06/30/08       253,750
 300,000    Stena Line                                          10.625%    06/01/08       270,000
-------------------------------------------------------------------------------------------------
                                                                                          523,750
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $10,157,637)                                                8,042,436
-------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 16.5%
            ARGENTINA -- 2.3%
 282,000    Republic of Argentina(b)                             6.187%    03/31/05       239,700
-------------------------------------------------------------------------------------------------
            BRAZIL -- 2.8%
 294,405    Republic of Brazil, Brady Bond (Payment-in-kind)     8.00%     04/15/14       175,171
 200,000    Republic of Brazil, Brady Bond(b)                    6.125%    04/15/24       117,000
-------------------------------------------------------------------------------------------------
                                                                                          292,171
-------------------------------------------------------------------------------------------------
            BULGARIA -- 2.3%
 350,000    Government of Bulgaria, Brady Bond, IAB(b)           6.688%    07/28/11       234,500
-------------------------------------------------------------------------------------------------
            COLOMBIA -- 2.5%
 300,000    Republic of Colombia                                 8.625%    04/01/08       255,000
-------------------------------------------------------------------------------------------------
            MEXICO -- 4.3%
 300,000    Mexican Discount Bond, Series B, Brady Bond(b)       6.039%    12/31/19       243,750
 250,000    Mexico Par Series B Cumulative, Brady Bond           6.250%    12/31/19       194,688
-------------------------------------------------------------------------------------------------
                                                                                          438,438
-------------------------------------------------------------------------------------------------
            PANAMA -- 1.8%
 250,000    Panama, Brady Bond, IRB(b)(c)                        4.00%     07/17/14       186,250
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              12
Schedule of Investments continued

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            RUSSIA -- 0.5%
$200,000    Russian Federation                                   8.750%    07/24/05   $    46,250
   7,894    Russian Vnesheconombank, Brady Bond, IAN(b)          5.969%    12/15/15           854
-------------------------------------------------------------------------------------------------
                                                                                           47,104
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,796,252)                                1,693,163
-------------------------------------------------------------------------------------------------

                                                                                        VALUE
 UNITS                                                                                (NOTE 1)
WARRANTS -- 0.0%
           MEXICO -- 0.0%
 461,100   United Mexican States*                                                    $        --
------------------------------------------------------------------------------------------------
           NIGERIA -- 0.0%
     250   Central Bank of Nigeria*                                                           --
------------------------------------------------------------------------------------------------
           TELEPHONE SYSTEMS -- 0.0%
     200   Primus Telecommunications*                                                      2,500
------------------------------------------------------------------------------------------------
                                                                                           2,500
------------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                   2,500
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 94.9% (COST $11,953,889)(a)                              9,738,099
CASH AND OTHER ASSETS NET OF LIABILITIES -- 5.1%                                         519,268
------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                 $10,257,367
------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 + Security currently in default of interest payment. The Portfolio is not accruing stated interest.

(a) The aggregate identified cost for federal income tax purposes is $11,954,631, resulting in gross unrealized appreciation and depreciation of $78,243 and $2,294,775, respectively, and net unrealized depreciation of $2,216,532.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

(c)  Zero or step coupon bond.

(d) Security issued with detachable warrants. The current value of each warrant is zero.

144A-- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

Brady Bond-- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

Euro-Dollar-- Bonds issued offshore that pay interest and principal in U.S.
             dollars.

IAB --Interest Arrears Bond

IAN--Interest Arrears Note

IRB --Interest Reduction Bond

Yankee-Dollar-- U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

13
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 96.6%
         AEROSPACE & DEFENSE -- 0.5%
 3,300   Allied Signal                                                 $   146,231
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 0.8%
 3,500   Magna International, Class A                                      217,000
----------------------------------------------------------------------------------
         BANKING -- 7.3%
10,206   Bank One                                                          521,144
10,500   First American                                                    465,938
 6,200   Mellon Bank                                                       426,250
16,500   North Fork Bancorporation                                         394,969
 6,600   St. Paul Bancorp                                                  179,644
----------------------------------------------------------------------------------
                                                                         1,987,945
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 8.3%
 5,200   General Mills                                                     404,300
 4,500   McDonald's                                                        344,813
17,000   Pepsico                                                           695,938
12,300   Ralston-Ralston Purina Group                                      398,213
16,000   Sysco                                                             439,000
----------------------------------------------------------------------------------
                                                                         2,282,264
----------------------------------------------------------------------------------
         CHEMICALS -- 1.1%
 5,700   Du Pont (E.I.) De Nemours                                         302,456
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 4.3%
 8,200   Ceridian*                                                         572,463
14,300   Computer Associates International                                 609,538
----------------------------------------------------------------------------------
                                                                         1,182,001
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 4.8%
15,500   Compaq Computer                                                   650,031
 7,700   Sun Microsystems*                                                 659,313
----------------------------------------------------------------------------------
                                                                         1,309,344
----------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 1.1%
 6,100   CMS Energy                                                        295,469
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.0%
 6,600   Thomas & Betts                                                    285,863
----------------------------------------------------------------------------------
         ELECTRONICS -- 4.4%
 7,500   Intel                                                             889,210
 4,700   Xilinx*                                                           306,088
----------------------------------------------------------------------------------
                                                                         1,195,298
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 5.1%
 9,700   Citigroup                                                         480,150
 7,100   Federal National Mortgage Association                             525,400
 8,100   SLM Holding                                                       388,800
----------------------------------------------------------------------------------
                                                                         1,394,350
----------------------------------------------------------------------------------
         FOOD RETAILERS -- 1.1%
 8,300   American Stores                                                   306,581
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              14
Schedule of Investments continued

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         FOREST PRODUCTS & PAPER -- 4.3%
 9,400   Kimberly-Clark                                                $   512,300
11,000   Mead                                                              322,438
10,100   Tenneco                                                           344,031
----------------------------------------------------------------------------------
                                                                         1,178,769
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 3.4%
17,900   HCR Manor Care*                                                   525,813
26,600   Healthsouth*                                                      410,638
----------------------------------------------------------------------------------
                                                                           936,451
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.5%
 3,300   Applied Materials*                                                140,869
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.8%
 7,500   General Electric                                                  765,469
 4,400   Johnson Controls                                                  259,600
13,500   Newell                                                            556,875
----------------------------------------------------------------------------------
                                                                         1,581,944
----------------------------------------------------------------------------------
         INSURANCE -- 5.7%
 5,000   Aetna                                                             393,125
 9,200   Equitable Companies                                               532,450
 5,000   Ohio Casualty                                                     205,625
 9,100   Reliastar Financial                                               419,738
----------------------------------------------------------------------------------
                                                                         1,550,938
----------------------------------------------------------------------------------
         MEDIA - BROADCASTING & PUBLISHING -- 0.5%
 7,500   A.H. Belo, Class A                                                149,531
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 1.8%
11,300   Becton Dickinson & Company                                        482,369
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 2.6%
 6,100   Xerox                                                             719,800
----------------------------------------------------------------------------------
         OIL & GAS -- 8.7%
 6,400   Chevron                                                           530,800
11,800   Conoco, Class A*                                                  246,325
 8,300   Mobil                                                             723,138
 5,500   Schlumberger                                                      253,688
19,800   Williams Companies                                                617,513
----------------------------------------------------------------------------------
                                                                         2,371,464
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.5%
10,000   Abbott Laboratories                                               490,000
 6,400   Amgen*                                                            669,200
 4,100   Merck                                                             605,519
----------------------------------------------------------------------------------
                                                                         1,764,719
----------------------------------------------------------------------------------
         RETAILERS -- 3.5%
10,800   Consolidated Stores*                                              218,025
 5,500   Federated Department Stores*                                      239,594
 6,000   Wal-Mart Stores                                                   488,625
----------------------------------------------------------------------------------
                                                                           946,244
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

15

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TELEPHONE SYSTEMS -- 11.0%
 9,600   Alltel                                                        $   574,200
 8,000   Bell Atlantic                                                     454,500
17,400   Frontier                                                          591,600
 9,500   MCI Worldcom*                                                     681,625
13,000   SBC Communications                                                697,125
----------------------------------------------------------------------------------
                                                                         2,999,050
----------------------------------------------------------------------------------
         TRANSPORTATION -- 2.5%
 5,500   Trinity Industries                                                211,750
 8,500   US Freightways                                                    247,563
13,700   Wisconsin Central Transport*                                      235,469
----------------------------------------------------------------------------------
                                                                           694,782
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $24,702,293)                                  26,421,732
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 96.6% (COST $24,702,293)(a)               26,421,732
CASH AND OTHER ASSETS NET OF LIABILITIES -- 3.4%                           932,232
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $27,353,964
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $24,702,293, resulting in gross unrealized appreciation and depreciation of $3,461,353 and $1,741,914, respectively, and net unrealized appreciation of $1,719,439.

The accompanying notes are an integral part of the financial statements.

                                                                              16
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 94.7%
         AEROSPACE & DEFENSE -- 3.2%
 6,500   Lockheed Martin                                               $   550,875
 4,500   Northrop Grumman                                                  329,063
 7,800   Rockwell International                                            378,788
----------------------------------------------------------------------------------
                                                                         1,258,726
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 3.4%
11,700   Ford Motor                                                        686,644
 4,700   Goodyear Tire & Rubber                                            237,056
 8,500   Meritor Automotive                                                180,094
 5,000   Paccar                                                            205,625
----------------------------------------------------------------------------------
                                                                         1,309,419
----------------------------------------------------------------------------------
         BANKING -- 10.4%
 7,909   Bank One                                                          403,853
12,900   BankAmerica                                                       775,613
 2,900   Bankers Trust                                                     247,769
 7,800   Chase Manhattan                                                   530,888
13,162   First Union                                                       800,414
12,400   Fleet Financial Group                                             554,125
11,600   Key                                                               371,200
 8,900   US Bancorp                                                        315,950
----------------------------------------------------------------------------------
                                                                         3,999,812
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 4.9%
14,900   Heinz (H. J.)                                                     843,713
12,600   Philip Morris                                                     674,100
 4,600   Unilever, ADR                                                     381,513
----------------------------------------------------------------------------------
                                                                         1,899,326
----------------------------------------------------------------------------------
         CHEMICALS -- 7.2%
 9,200   Akzo, ADR                                                         410,550
 4,000   Dow Chemical                                                      363,750
 5,600   Du Pont (E.I.) De Nemours                                         297,150
 7,200   Eastman Chemical                                                  322,200
17,500   Imperial Chemical Industries, ADR                                 611,406
28,400   Lyondell Petro Chemical                                           511,200
 5,200   Olin                                                              147,225
 8,100   Witco                                                             129,094
----------------------------------------------------------------------------------
                                                                         2,792,575
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 2.2%
18,000   Pacificorp                                                        379,125
12,400   Unicom                                                            478,175
----------------------------------------------------------------------------------
                                                                           857,300
----------------------------------------------------------------------------------
         COSMETICS & PERSONAL CARE -- 1.6%
14,000   Avon Products                                                     619,500
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

17

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         ELECTRIC UTILITIES -- 4.1%
11,100   Allegheny Energy                                              $   382,950
14,700   Cinergy                                                           505,313
 5,500   Duke Energy                                                       352,344
12,700   Southern Company                                                  369,094
----------------------------------------------------------------------------------
                                                                         1,609,701
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.4%
 4,500   Emerson Electric                                                  272,250
 6,400   Thomas & Betts                                                    277,200
----------------------------------------------------------------------------------
                                                                           549,450
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.7%
 8,900   Federal National Mortgage Association                             658,600
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 5.9%
 7,200   Boise Cascade                                                     223,200
10,100   Georgia-Pacific                                                   591,481
 7,700   Georgia-Pacific (Timber Group)                                    183,356
 7,500   Temple-Inland                                                     444,844
 7,200   Westvaco                                                          193,050
13,200   Weyerhauser                                                       670,725
----------------------------------------------------------------------------------
                                                                         2,306,656
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 1.2%
 3,400   Caterpillar                                                       156,400
 9,100   Parker Hannifin                                                   298,025
----------------------------------------------------------------------------------
                                                                           454,425
----------------------------------------------------------------------------------
         HOUSEHOLD PRODUCTS -- 3.4%
29,600   Corning                                                         1,332,000
----------------------------------------------------------------------------------
         INSURANCE -- 2.5%
 9,970   EXEL Limited, Class A                                             747,750
 2,900   Lincoln National                                                  237,256
----------------------------------------------------------------------------------
                                                                           985,006
----------------------------------------------------------------------------------
         METALS -- 2.4%
20,700   Allegheny Teledyne                                                423,056
21,100   Oregon Steel Mills                                                250,563
 3,300   Phelps Dodge                                                      167,888
 2,000   Reynolds Metals                                                   105,375
----------------------------------------------------------------------------------
                                                                           946,882
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 4.4%
14,400   Xerox                                                           1,699,194
----------------------------------------------------------------------------------
         OIL & GAS -- 8.8%
 4,259   British Petroleum, ADR                                            404,605
14,600   Conoco, Class A*                                                  304,775
 6,600   Elf Aquitaine, ADR                                                373,725
 4,500   Mobil                                                             392,063
10,800   Texaco                                                            571,050

The accompanying notes are an integral part of the financial statements.

                                                                              18
Schedule of Investments continued

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         OIL & GAS Continued
 7,100   Total S.A., ADR                                               $   353,225
20,300   Williams Companies                                                633,106
12,400   YPF Sociedad Anonima, ADR                                         346,425
----------------------------------------------------------------------------------
                                                                         3,378,974
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.3%
17,500   American Home Products                                            985,469
 5,900   Bristol-Myers Squibb                                              789,494
 6,900   Smithkline Beecham, ADR                                           479,550
 4,200   Zeneca Group, ADR                                                 188,475
----------------------------------------------------------------------------------
                                                                         2,442,988
----------------------------------------------------------------------------------
         RETAILERS -- 1.8%
 5,900   May Department Stores                                             356,213
 8,200   Sears, Roebuck & Company                                          348,500
----------------------------------------------------------------------------------
                                                                           704,713
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 12.5%
10,600   Alltel                                                            634,013
18,200   Bell Atlantic                                                     964,600
15,400   Bellsouth                                                         768,075
15,700   Frontier                                                          533,800
12,700   GTE                                                               825,500
 9,600   Sprint                                                            807,600
13,400   Telesp Participacoes, ADR*                                        296,475
----------------------------------------------------------------------------------
                                                                         4,830,063
----------------------------------------------------------------------------------
         TRANSPORTATION -- 5.4%
15,300   Canadian Pacific                                                  288,788
16,500   CSX                                                               684,750
13,200   General Dynamics                                                  773,850
11,600   Norfolk Southern                                                  367,575
----------------------------------------------------------------------------------
                                                                         2,114,963
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $35,323,363)                                  36,750,273
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
         COMMERCIAL SERVICES -- 0.6%
 5,000   Monsanto, ACES*                                                   245,000
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $204,370)                         245,000
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 4.0%
         REAL ESTATE -- 4.0%
 5,600   Arden Realty Group                                                129,850
 7,500   Boston Properties                                                 228,750
11,000   Equity Office Properties                                          264,000
 3,900   Equity Residential Properties Trust                               157,706

The accompanying notes are an integral part of the financial statements.

19

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         REAL ESTATE Continued
 7,000   Health Care Property Investors                                $   215,250
10,400   Nationwide Health Properties                                      224,250
17,000   Prologis Trust                                                    352,750
----------------------------------------------------------------------------------
                                                                         1,572,556
----------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $1,790,296)                    1,572,556
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 99.3% (COST $37,318,029)(a)               38,567,829
CASH AND OTHER ASSETS NET OF LIABILITIES -- 0.7%                           259,169
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $38,826,998
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

   (a) The aggregate identified cost for federal income tax purposes is $37,324,881, resulting in gross unrealized appreciation and depreciation of $4,437,494 and $3,194,546, respectively, and net unrealized appreciation of $1,242,948.

ACES--Adjustable Conversion-Rate Equity Security

 ADR-- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                       20
                                                               December 31, 1998

   BALANCED PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 58.6%
          ADVERTISING -- 2.5%
  3,100   WPP Group                                                     $   191,425
-----------------------------------------------------------------------------------
          AEROSPACE & DEFENSE -- 2.6%
  1,400   Lockheed Martin                                                   118,650
  2,000   Rockwell International                                             80,375
-----------------------------------------------------------------------------------
                                                                            199,025
-----------------------------------------------------------------------------------
          AIRLINES -- 2.3%
  3,000   AMR*                                                              178,125
-----------------------------------------------------------------------------------
          AUTOMOTIVE -- 2.5%
  5,800   Lucasvarity, ADR                                                  194,300
-----------------------------------------------------------------------------------
          BEVERAGES, FOOD & TOBACCO -- 0.9%
  1,555   Diageo, ADR                                                        71,919
-----------------------------------------------------------------------------------
          CHEMICALS -- 2.8%
  4,600   Monsanto                                                          218,500
-----------------------------------------------------------------------------------
          COMPUTER SOFTWARE & PROCESSING -- 2.3%
  4,200   Computer Associates International                                 179,025
-----------------------------------------------------------------------------------
          COMPUTERS & INFORMATION -- 1.2%
  2,300   Compaq Computer                                                    96,456
-----------------------------------------------------------------------------------
          ELECTRONICS -- 4.2%
  6,800   Adaptec*                                                          119,425
  1,300   Avnet                                                              78,650
  1,200   Motorola                                                           73,275
    600   Solectron*                                                         55,763
-----------------------------------------------------------------------------------
                                                                            327,113
-----------------------------------------------------------------------------------
          ENTERTAINMENT & LEISURE -- 1.2%
  5,000   Polaroid                                                           93,438
-----------------------------------------------------------------------------------
          FINANCIAL SERVICES -- 5.8%
  3,050   Citigroup                                                         150,975
  3,900   Countrywide Credit                                                195,731
  1,700   Federal Home Loan Mortgage Corporation                            109,544
-----------------------------------------------------------------------------------
                                                                            456,250
-----------------------------------------------------------------------------------
          HEALTH CARE PROVIDERS -- 1.0%
  3,000   Tenet Healthcare*                                                  78,750
-----------------------------------------------------------------------------------
          INDUSTRIAL -- DIVERSIFIED -- 1.4%
  1,800   Armstrong World Industries                                        108,563
-----------------------------------------------------------------------------------
          INSURANCE -- 3.6%
  6,557   Conseco                                                           200,398
  2,200   Renaissancere Holdings                                             80,575
-----------------------------------------------------------------------------------
                                                                            280,973
-----------------------------------------------------------------------------------
          LODGING -- 1.3%
 23,100   Homestead Village Property*                                       103,950
-----------------------------------------------------------------------------------
          MEDIA -- BROADCASTING & PUBLISHING -- 0.8%
  2,100   Reed International, ADR                                            66,150
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

21

   BALANCED PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          METALS -- 1.4%
  5,500   Allegheny Teledyne                                            $   112,406
-----------------------------------------------------------------------------------
          OIL & GAS -- 2.1%
  5,400   Anadarko Petroleum                                                166,725
-----------------------------------------------------------------------------------
          PHARMACEUTICALS -- 2.9%
  5,600   Teva Pharmaceutical Industries, ADR                               227,850
-----------------------------------------------------------------------------------
          REAL ESTATE -- 5.6%
  7,300   Oakwood Homes                                                     110,869
  4,200   Prologis Trust, REIT                                               87,150
 17,400   Security Capital Group, Class B*                                  235,988
-----------------------------------------------------------------------------------
                                                                            434,007
-----------------------------------------------------------------------------------
          TELEPHONE SYSTEMS -- 2.9%
  2,400   Sprint                                                            201,900
  1,200   Sprint PCS*                                                        27,750
-----------------------------------------------------------------------------------
                                                                            229,650
-----------------------------------------------------------------------------------
          TEXTILES, CLOTHING & FABRICS -- 2.5%
  8,100   Shaw Industries                                                   196,425
-----------------------------------------------------------------------------------
          TRANSPORTATION -- 4.8%
  7,300   Air Express International                                         158,775
  4,900   Sabre Group Holdings*                                             218,050
-----------------------------------------------------------------------------------
                                                                            376,825
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $4,486,094)                                     4,587,850
-----------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.8%
          ENTERTAINMENT & LEISURE -- 1.8%
  5,600   News Corporation Limited (The), ADR                               138,250
-----------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $142,620)                                      138,250
-----------------------------------------------------------------------------------

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 0.2%
$ 12,718    Merrill Lynch Mortgage Investment                    7.65%     01/15/12   $    12,692
-------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $13,011)                                               12,692
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 17.5%
            BANKING -- 4.7%
 150,000    Associates Corporation of North America              5.75%     11/01/03       151,071
 100,000    BB&T                                                 7.25%     06/15/07       108,481
 100,000    Chase Manhattan                                      7.25%     06/01/07       109,329
     331    Nykredit                                             6.00%     10/01/26            52
-------------------------------------------------------------------------------------------------
                                                                                          368,933
-------------------------------------------------------------------------------------------------
            BEVERAGES, FOOD & TOBACCO -- 0.7%
  60,000    Coca-Cola Femsa                                      8.95%     11/01/06        58,611
-------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE & PROCESSING -- 1.3%
 100,000    Computer Associates International                    6.375%    04/15/05        99,585
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              22
Schedule of Investments continued

   BALANCED PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            ELECTRIC UTILITIES -- 3.5%
$ 95,000    Financiera Energy                                    9.375%    06/15/06   $    82,223
 200,000    Tennessee Valley Authority                           5.00%     12/18/03       198,504
-------------------------------------------------------------------------------------------------
                                                                                          280,727
-------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 4.1%
 150,000    AT&T Capital                                         7.50%     11/15/00       152,500
 100,000    GMAC                                                 7.125%    05/01/01       103,325
  69,000    Paine Webber Group                                   7.00%     03/01/00        69,607
-------------------------------------------------------------------------------------------------
                                                                                          325,432
-------------------------------------------------------------------------------------------------
            MEDIA -- BROADCASTING & PUBLISHING -- 1.3%
 100,000    CSC Holdings                                         7.625%    07/15/18        98,060
-------------------------------------------------------------------------------------------------
            METALS -- 1.3%
 100,000    AK Steel                                             9.125%    12/15/06       104,000
-------------------------------------------------------------------------------------------------
            OIL & GAS -- 0.6%
  50,000    Petroleos Mexicanos                                  8.85%     09/15/07        44,000
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $1,390,395)                                                 1,379,348
-------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 7.0%
  20,000    Federal Home Loan Mortgage Corporation               6.00%     03/15/08        20,173
  45,000    Federal National Mortgage Association                6.15%     10/25/07        45,211
 200,000    Federal National Mortgage Association                6.00%     05/15/08       211,034
  94,812    Federal National Mortgage Association                6.50%     07/18/28        95,078
  40,000    General Electric Capital Mortgage Service            6.50%     11/25/23        39,598
  44,500    General Electric Capital Mortgage Service            6.50%     03/25/24        44,797
  40,000    Merrill Lynch Mortgage Investment                    7.089%    12/26/25        42,684
  50,000    Prudential Home Mortgage Securities                  6.25%     04/25/24        47,329
-------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $528,921)                                          545,904
-------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 2.3%
  40,000    Baltimore Community Development Financing            8.20%     08/15/07        46,379
   5,657    Denver Colorado City & County Single Family          7.25%     12/01/10         5,841
  40,000    New York State Housing Finance Agency Service        7.50%     09/15/03        42,139
  50,000    Ohio Housing Financial Agency                        7.90%     10/01/14        51,688
  30,000    Oklahoma City Airport                                9.40%     11/01/10        36,600
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $166,610)                                                     182,647
-------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 3.0%
            BRAZIL -- 0.5%
  58,881    Republic of Brazil, Brady Bond                       8.00%     04/15/14        35,108
-------------------------------------------------------------------------------------------------
            GREAT BRITAIN -- 1.1%
  37,000    United Kingdom Treasury                              8.00%     12/07/15        87,324
     GBP
-------------------------------------------------------------------------------------------------
            SOUTH AFRICA -- 1.4%
 774,000    Republic of South Africa                            13.00%     08/31/10       111,490
     ZAR
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $269,977)                                    233,922
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

23

   BALANCED PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
U.S. TREASURY OBLIGATIONS -- 5.2%
$275,000    U.S. Treasury Bond                                   6.25%     04/30/01   $   284,709
  15,000    U.S. Treasury Note                                   7.25%     08/15/04        16,870
  95,000    U.S. Treasury Note                                   7.00%     07/15/06       108,181
-------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $404,906)                                           409,760
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.6%
(COST $7,402,534)(a)                                                                    7,490,373
CASH AND OTHER ASSETS NET OF LIABILITIES -- 4.4%                                          341,459
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $ 7,831,832
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

   * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $7,402,534, resulting in gross unrealized appreciation and depreciation of $794,185 and $706,346, respectively, and net unrealized appreciation of $87,839.

  (b) Interest rate shown reflects current rate on instrument with variable or floating rates.

ADR--American Depositary Receipt

Brady Bond-- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                       24
                                                               December 31, 1998

   BOND PORTFOLIO

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS -- 3.8%
             CENTRAL AMERICA -- 2.4%
$  130,000   Central America International Development, Series
             F+                                                   10.00%     12/01/11   $   159,233
   130,000   Central America International Development, Series
             G+                                                   10.00%     12/01/11       159,233
   130,000   Central America International Development, Series
             H+                                                   10.00%     12/01/11       159,233
---------------------------------------------------------------------------------------------------
                                                                                            477,699
---------------------------------------------------------------------------------------------------
             HONDURAS -- 1.4%
   100,000   Republic of Honduras International Development,
             Series D+                                            13.00%     06/01/11       156,161
   100,000   Republic of Honduras International Development,
             Series C+                                            13.00%     06/01/06       131,938
---------------------------------------------------------------------------------------------------
                                                                                            288,099
---------------------------------------------------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS (COST $590,000)                            765,798
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.6%
    90,565   Chase Manhattan Grantor Trust                         5.20%     02/15/02        90,610
   750,000   Chemical Credit Card Master Trust                     5.98%     09/15/08       767,963
   174,496   Navistar Financial                                    6.35%     11/15/02       175,681
   499,723   World Omni Auto Lease                                 6.18%     11/25/03       502,596
---------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,465,497)                                           1,536,850
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 35.4%
             BANKING -- 6.2%
   500,000   Bank of New York                                      8.50%     12/15/04       573,306
   225,000   Credit Suisse-London                                  7.90%     05/01/07       225,000
   350,000   First Union                                           6.55%     10/15/35       365,091
    71,396   Mercantile Safe Deposit+                             12.125%    01/02/01        71,775
---------------------------------------------------------------------------------------------------
                                                                                          1,235,172
---------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 2.6%
   500,000   Harris Corporation                                    6.65%     08/01/06       525,401
---------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 7.0%
   500,000   Consumers Energy, Series B                            6.50%     06/15/18       503,690
   900,000   Southern California Edison                            7.125%    07/15/25       911,519
---------------------------------------------------------------------------------------------------
                                                                                          1,415,209
---------------------------------------------------------------------------------------------------
             ELECTRONICS -- 5.0%
 1,000,000   Raytheon                                              5.70%     11/01/03     1,000,782
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 4.0%
   750,000   Safeco Capital                                        8.072%    07/15/37       797,855
---------------------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- 2.5%
   250,000   Georgia-Pacific                                       9.50%     05/15/22       285,243
   250,000   Sweetheart Cup                                        9.625%    09/01/00       225,000
---------------------------------------------------------------------------------------------------
                                                                                            510,243
---------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS -- 3.2%
   650,000   Columbia/HCA Health                                   6.73%     07/15/45       652,805
---------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 1.5%
   250,000   News America Holdings                                10.125%    10/15/12       297,759
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 1.2%
   250,000   Husky Oil, 144A                                       8.90%     08/15/28       237,813
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

25

   BOND PORTFOLIO

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
             TELEPHONE SYSTEMS -- 2.2%
$  400,000   MCI Worldcom                                          8.875%    01/15/06   $   435,751
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,958,144)                                                   7,108,790
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 33.1%
 1,250,000   Federal Home Loan Bank                                5.625%    03/19/01     1,265,282
   141,070   Federal Home Loan Mortgage Association                6.00%     05/01/09       141,858
   483,533   Federal Home Loan Mortgage Association                6.00%     08/01/10       485,883
    42,585   Federal Home Loan Mortgage Association                6.00%     10/01/10        42,792
 1,000,000   Federal National Mortgage Association                 5.75%     04/15/03     1,027,154
 1,249,857   Federal National Mortgage Association                 6.50%     07/01/28     1,256,888
   387,828   Government National Mortgage Association              7.00%     06/15/09       399,168
   369,325   Government National Mortgage Association              9.00%     08/15/19       396,146
   331,463   Government National Mortgage Association              6.50%     01/15/24       334,830
    91,021   Government National Mortgage Association              7.50%     12/15/27        93,837
   933,680   Government National Mortgage Association              7.00%     05/15/28       954,977
   250,764   Government National Mortgage Association              6.50%     09/15/28       253,193
---------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $6,532,604)                                        6,652,008
---------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 5.4%
             CANADA -- 5.4%
 1,000,000   Province of Ontario                                   7.375%    01/27/03     1,082,730
---------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,077,440)                                  1,082,730
---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.2%
   250,000   U.S. Treasury Note                                    4.75%     11/15/08       251,953
   700,000   U.S. Treasury Note                                    6.125%    11/15/27       784,000
   600,000   U.S. Treasury Note                                    5.250%    11/15/28       615,000
---------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,624,897)                                         1,650,953
---------------------------------------------------------------------------------------------------

                                                                                        VALUE
 SHARES                                                                               (NOTE 1)
PREFERRED STOCKS -- 4.9%
           ELECTRIC UTILITIES -- 2.3%
   9,600   Appalachian Power, 8.25% Cumulative                                       $   247,200
   8,700   Ohio Power, Series A, 8.16% Cumulative                                        221,850
------------------------------------------------------------------------------------------------
                                                                                         469,050
------------------------------------------------------------------------------------------------
           OIL & GAS -- 2.6%
  20,000   TransCanada Pipelines, 8.75% Cumulative                                       522,500
------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $984,274)                                                   991,550
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 98.4%
(COST $19,232,856) (a)                                                                19,788,679
CASH AND OTHER ASSETS NET OF LIABILITIES -- 1.6%                                         316,435
------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                 $20,105,114
------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 + Restricted and Board valued security (Note 6).

(a) The aggregate identified cost for federal income tax purposes is $19,232,856, resulting in gross unrealized appreciation and depreciation of $616,681 and $60,858, respectively, and net unrealized appreciation of $555,823.

144A--Securities restricted for resale to Qualified Institutional Buyers with registration rights.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES                                          26
                                                               December 31, 1998

                        EMERGING       INTERNATIONAL       INCOME                          GROWTH &
                         GROWTH           EQUITY         OPPORTUNITY      VALUE PLUS        INCOME         BALANCED
                        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO(C)      PORTFOLIO      PORTFOLIO
ASSETS:
Investments, at value
  (Note 1)(a)          $10,533,926      $11,150,579      $ 9,738,099     $26,421,732      $38,567,829     $7,490,373
Cash                       704,129          718,191          234,043         993,617          496,349        291,315
Foreign currency                --               --               --              --               --          2,459(b)
Receivables for:
Investments sold           233,128               --               --              --               --         16,249
Unrealized
  appreciation on
  foreign forward
  currency contracts            --               --               --              --               --            821
Dividends                    5,602            5,395               --          30,324           89,323          2,291
Foreign tax reclaims            --           14,967               --             116            4,648             --
Interest                     2,293            1,882          321,200           2,506            1,207         35,978
Receivable from
  Investment Advisor
  (Note 7)                      --           25,906               --              --               --         12,562
--------------------------------------------------------------------------------------------------------------------
    Total assets        11,479,078       11,916,920       10,293,342      27,448,295       39,159,356      7,852,048
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
Investments purchased           --               --               --              --           36,912             --
Unrealized
  depreciation on
  foreign forward
  currency contracts            --               --               --              --               --          1,377
Payable to Investment
  Advisor (Note 7)          32,684               --           13,556          74,940          272,727             --
Other accrued
  expenses                  20,661           26,660           22,419          19,391           22,719         18,839
--------------------------------------------------------------------------------------------------------------------
    Total liabilities       53,345           26,660           35,975          94,331          332,358         20,216
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Applicable to
  investors'
  beneficial
  interests            $11,425,733      $11,890,260      $10,257,367     $27,353,964      $38,826,998     $7,831,832
--------------------------------------------------------------------------------------------------------------------
(a) Cost of
    investments        $ 9,520,630      $ 9,224,611      $11,953,889     $24,702,293      $37,318,029     $7,402,534
(b) The cost of foreign currency is $2,368.
(c) The Portfolio commenced operations on May 1, 1998.


                          BOND
                        PORTFOLIO
ASSETS:
Investments, at value
  (Note 1)(a)          $19,788,679
Cash                        96,695
Foreign currency                --
Receivables for:
Investments sold                --
Unrealized
  appreciation on
  foreign forward
  currency contracts            --
Dividends                   12,640
Foreign tax reclaims         1,094
Interest                   276,428
Receivable from
  Investment Advisor
  (Note 7)                      --
--------------------------------------------------------------------------------------------------------------------
    Total assets        20,175,536
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
Investments purchased           --
Unrealized
  depreciation on
  foreign forward
  currency contracts            --
Payable to Investment
  Advisor (Note 7)          49,350
Other accrued
  expenses                  21,072
--------------------------------------------------------------------------------------------------------------------
    Total liabilities       70,422
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Applicable to
  investors'
  beneficial
  interests            $20,105,114
--------------------------------------------------------------------------------------------------------------------
(a) Cost of
    investments        $19,232,856

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

27
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                             EMERGING    INTERNATIONAL     INCOME                      GROWTH &
                              GROWTH        EQUITY       OPPORTUNITY    VALUE PLUS      INCOME      BALANCED       BOND
                            PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO(A)   PORTFOLIO    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME (NOTE 1):
  Interest                  $  29,470     $   20,841     $ 1,251,189    $   30,892    $   39,559    $199,162    $1,171,921
  Dividends (b)                77,302        150,046              --       223,865       940,130      54,824        76,347
--------------------------------------------------------------------------------------------------------------------------
         Total investment
           income             106,772        170,887       1,251,189       254,757       979,689     253,986     1,248,268
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees
    (Note 3)                   76,428        100,226          71,387       123,531       278,037      56,349       100,011
  Custody, administration
    and fund accounting
    fees                       72,929        155,348          77,900        54,179        86,965      72,792        68,579
  Auditing fees                17,571         18,916          19,196        13,500        20,196      16,744        18,587
  Amortization of
    organization expenses
    (Note 8)                   12,382         12,382          12,382            --        12,382      12,382        12,399
  Trustee fees (Note 3)         1,006          1,054           1,265         1,200         3,243         710         1,730
  Legal fees                      940            827           1,548         1,650         4,715       1,017         2,431
  Miscellaneous                 1,014            904             454         2,769         3,175         484         1,504
--------------------------------------------------------------------------------------------------------------------------
      Total expenses          182,270        289,657         184,132       196,829       408,713     160,478       205,241
      Reimbursement or
         waiver from
         Investment
         Advisor (Note 7)     (43,744)      (126,131)        (57,832)      (48,591)       (5,311)    (68,910)      (50,678)
--------------------------------------------------------------------------------------------------------------------------
      Net expenses            138,526        163,526         126,300       148,238       403,402      91,568       154,563
--------------------------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                      (31,754)         7,361       1,124,889       106,519       576,287     162,418     1,093,705
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS):
  Net realized gain (loss)
    on:
    Investments               652,852        715,847      (1,067,747)     (614,534)    1,922,304     397,376       383,495
    Written Options                --             --           5,670            --            --          --            --
    Foreign currency
      transactions                 --        (37,627)             --            --            --      15,952            --
--------------------------------------------------------------------------------------------------------------------------
                              652,852        678,220      (1,062,077)     (614,534)    1,922,304     413,328       383,495
--------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments              (552,074)     1,105,174      (1,754,259)    1,719,439      (864,206)   (329,872)      108,553
    Written Options                --             --              --            --            --          --            --
    Foreign currency
      transactions                 --            905             223            --            --      (6,250)            2
--------------------------------------------------------------------------------------------------------------------------
                             (552,074)     1,106,079      (1,754,036)    1,719,439      (864,206)   (336,122)      108,555
--------------------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gain (loss):     100,778      1,784,299      (2,816,113)    1,104,905     1,058,098      77,206       492,050
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations           $  69,024     $1,791,660     $(1,691,224)   $1,211,424    $1,634,385    $239,624    $1,585,755
--------------------------------------------------------------------------------------------------------------------------
(a) The Portfolio commenced operations on May 1, 1998.
(b) Net of foreign tax
    withholding                    --          $19,294            --          $173        $4,497        $396            --

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS                                           28

                                                                     EMERGING GROWTH            INTERNATIONAL EQUITY
                                                                        PORTFOLIO                     PORTFOLIO
                                                               ---------------------------   ---------------------------
                                                                 FOR THE        FOR THE        FOR THE        FOR THE
                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                                     (31,754)       (20,051)         7,361         10,921
  Net realized gain (loss)                                         652,852        913,915        678,220      1,010,270
  Net change in unrealized appreciation (depreciation)            (552,074)       846,170      1,106,079         77,380
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                      69,024      1,740,034      1,791,660      1,098,571
------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                                  6,080,768      2,100,799      2,921,223      1,464,035
  Withdrawals                                                   (2,324,356)      (843,327)    (1,416,086)      (540,590)
------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) FROM INVESTORS' TRANSACTIONS:          3,756,412      1,257,472      1,505,137        923,445
------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                        3,825,436      2,997,506      3,296,797      2,022,016
NET ASSETS:
  Beginning of period                                            7,600,297      4,602,791      8,593,463      6,571,447
------------------------------------------------------------------------------------------------------------------------
  End of period                                                $11,425,733     $7,600,297    $11,890,260     $8,593,463
------------------------------------------------------------------------------------------------------------------------

(a) The Portfolio commenced operations on May 1, 1998.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

29

    INCOME OPPORTUNITY          VALUE PLUS           GROWTH & INCOME                  BALANCED                      BOND
         PORTFOLIO               PORTFOLIO              PORTFOLIO                     PORTFOLIO                  PORTFOLIO
---------------------------   ---------------  ---------------------------   --------------------------   -------------------------
  FOR THE        FOR THE          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE      FOR THE      FOR THE
 YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED
DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    1998           1997            1998            1998           1997           1998           1997           1998        1997
  1,124,889      1,154,944        106,519        576,287        171,081        162,418        100,544      1,093,705       958,023
 (1,062,077)       410,064       (614,534)     1,922,304      4,825,120        413,328        965,160        383,495        81,483
 (1,754,036)      (742,747)     1,719,439       (864,206)      (380,944)      (336,122)      (175,493)       108,555        96,828
----------------------------------------------------------------------------------------------------------------------------------
 (1,691,224)       822,261      1,211,424      1,634,385      4,615,257        239,624        890,211      1,585,755     1,136,334
----------------------------------------------------------------------------------------------------------------------------------
  5,799,157      9,286,451     26,379,821     15,611,600      3,534,026      3,451,012      1,791,228      5,846,651     2,725,843
 (4,547,980)    (6,560,662)      (237,281)    (5,792,500)    (1,731,931)    (1,778,505)      (791,530)    (2,589,887)   (2,127,372)
----------------------------------------------------------------------------------------------------------------------------------
  1,251,177      2,725,789     26,142,540      9,819,100      1,802,095      1,672,507        999,698      3,256,764       598,471
----------------------------------------------------------------------------------------------------------------------------------
   (440,047)     3,548,050     27,353,964     11,453,485      6,417,352      1,912,131      1,889,909      4,842,519     1,734,805
 10,697,414      7,149,364             --     27,373,513     20,956,161      5,919,701      4,029,792     15,262,595    13,527,790
----------------------------------------------------------------------------------------------------------------------------------
$10,257,367    $10,697,414    $27,353,964    $38,826,998    $27,373,513     $7,831,832     $5,919,701    $20,105,114   $15,262,595
----------------------------------------------------------------------------------------------------------------------------------

   SELECT ADVISORS PORTFOLIOS

RATIOS AND SUPPLEMENTARY DATA                                                 30

                                                                              EMERGING GROWTH PORTFOLIO
                                                     ----------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(A)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net Assets, end of period (000's)                      $11,425         $7,600         $4,603         $3,878           $2,050
Ratios to average net assets:
  Net expenses                                            1.45%          1.55%          1.61%          1.59%            2.56%(c)
  Net investment income (loss)                           (0.33%)        (0.33%)        (0.23%)        (0.12%)           5.51%(c)
  Expenses, without waiver and reimbursement              1.91%          2.94%          2.94%          3.59%            7.35%(c)
Portfolio turnover                                          78%           101%           117%           109%             150%

                                                                             GROWTH & INCOME PORTFOLIO
                                                   ------------------------------------------------------------------------------
                                                     FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED(A)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net Assets, end of period (000's)                    $38,827        $27,374        $20,956         $15,576           $10,110
Ratios to average net assets:
  Net expenses                                          1.16%          1.25%          1.00%           1.23%             1.20%(c)
  Net investment income (loss)                          1.66%          0.72%          0.87%           0.91%             1.11%(c)
  Expenses, without waiver and reimbursement            1.17%          1.49%          1.34%           1.53%             1.95%(c)
Portfolio turnover                                        64%           170%            92%            102%               10%

---------------
(a)  The Portfolio commenced operations on October 3, 1994.

(b) The Portfolio commenced operations on May 1, 1998.

(c)  Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

31

                      INTERNATIONAL EQUITY PORTFOLIO                                 INCOME OPPORTUNITY PORTFOLIO
---------------------------------------------------------------------------   ------------------------------------------
  FOR THE        FOR THE        FOR THE        FOR THE          FOR THE         FOR THE        FOR THE        FOR THE
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    1998           1997           1996           1995            1994             1998           1997           1996
  $11,890         $8,593         $6,571         $5,108          $4,538          $10,257        $10,697         $7,149
     1.55%          1.66%          1.67%          1.65%           3.20%(c)         1.15%          1.30%          1.31%
     0.07%          0.14%          0.35%          0.09%          (1.68%)(c)       10.24%         11.32%         11.31%
     2.74%          4.26%          3.12%          3.87%           4.62%(c)         1.68%          1.92%          2.74%
      138%           151%            86%            90%              7%             283%           270%           222%

                                   VALUE PLUS
 INCOME OPPORTUNITY PORTFOLIO       PORTFOLIO
------------------------------   ---------------
  FOR THE          FOR THE           FOR THE
 YEAR ENDED    PERIOD ENDED(a)   PERIOD ENDED(b)
DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
    1995            1994              1998
   $2,581          $1,844            $27,354
     1.42%           2.20%(c)           0.90%(c)
    12.53%           8.09%(c)           0.65%(c)
     4.77%           7.48%(c)           1.20%(c)
      120%            144%                34%


                            BALANCED PORTFOLIO                                              BOND PORTFOLIO
---------------------------------------------------------------------------   ------------------------------------------
  FOR THE        FOR THE        FOR THE        FOR THE          FOR THE         FOR THE        FOR THE        FOR THE
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    1998           1997           1996           1995            1994             1998           1997           1996
   $7,832         $5,920         $4,030         $2,885          $1,996          $20,105        $15,263        $13,528
     1.30%          1.50%          1.51%          1.51%           1.33%(c)         0.85%          0.85%          0.85%
     2.30%          1.99%          2.06%          2.29%           3.13%(c)         6.01%          6.35%          6.18%
     2.28%          3.14%          3.38%          4.39%           6.48%(c)         1.13%          1.49%          1.32%
       59%           120%            88%           121%              7%             170%            88%            64%

         BOND PORTFOLIO
 ------------------------------
   FOR THE          FOR THE
  YEAR ENDED    PERIOD ENDED(a)
 DECEMBER 31,    DECEMBER 31,
     1995            1994
   $12,627          $10,082
      1.02%            1.21%(c)
      6.66%            6.32%(c)
      1.40%            1.76%(c)
        78%              11%

   SELECT ADVISORS PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS                                                 32

1.  Organization and Significant Accounting Policies

Select Advisors Portfolios (the "Portfolio Trust") was organized as a New York master trust fund on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Portfolio Trust consists of nine subtrusts (each a "Portfolio"), each having distinct investment objectives and policies: Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio, Growth & Income Portfolio II and Bond Portfolio II. Growth & Income Portfolio II and Bond Portfolio II are included in a separate report.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting polices of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the

   SELECT ADVISORS PORTFOLIOS

33

amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Portfolio Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

FEDERAL TAXES. Each Portfolio is treated as a partnership for federal income tax purposes. As such, each investor in each Portfolio is subject to taxation on its share of that Portfolio's ordinary income and capital gains. Therefore, no provision has been made for federal income taxes. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Portfolio may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Portfolio Trust and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of

   SELECT ADVISORS PORTFOLIOS

                                                                              34
Notes to Financial Statements continued

forward foreign currency contracts. As of December 31, 1998, the following Portfolio had the following open forward foreign currency contracts.

                                                                                        UNREALIZED
                                         CONTRACTS TO                                  APPRECIATION/
    PORTFOLIO NAME      MATURITY DATE   DELIVER/RECEIVE   IN EXCHANGE FOR    VALUE    (DEPRECIATION)
Balanced Portfolio
Sales                      3/22/99         GBP 41,520         $69,588       $68,767       $   821
                           1/11/99        ZAR 565,020         $94,548        95,925        (1,377)
-----------------------------------------------------------------------------------------------------
                                                                                          $  (556)
-----------------------------------------------------------------------------------------------------

GBP Great British Pound
ZAR South African Rand

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Portfolio Trust. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

   SELECT ADVISORS PORTFOLIOS

35

3.  Transactions with Affiliates

INVESTMENT ADVISOR. The Portfolio Trust has an investment advisory agreement with Touchstone Advisors, Inc., (the "Advisor") a subsidiary of Western-Southern Life Assurance Company ("Western Southern"). Under the terms of the investment advisory agreement, each Portfolio pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1998, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                             EMERGING    INTERNATIONAL     INCOME        VALUE     GROWTH &
                              GROWTH        EQUITY       OPPORTUNITY     PLUS       INCOME     BALANCED      BOND
                             PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
      Rate                     0.80%         0.95%          0.65%        0.75%       0.80%       0.80%       0.55%


Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

                            EMERGING GROWTH PORTFOLIO
                            David L. Babson & Company, Inc.............  0.50%
                            Westfield Capital Management Company.......  0.45% on the first $10 million
                                                                         0.40% on the next $40 million
                                                                         0.35% thereafter
                            INTERNATIONAL EQUITY PORTFOLIO
                            Credit Suisse Asset Management.............  0.85% on the first $30 million
                                                                         0.80% on the next $20 million
                                                                         0.70% on the next $20 million
                                                                         0.60% thereafter
                            INCOME OPPORTUNITY PORTFOLIO
                            Alliance Capital Management L.P. ..........  0.40% on the first $50 million
                                                                         0.35% on the next $20 million
                                                                         0.30% on the next $20 million
                                                                         0.25% thereafter
                            VALUE PLUS PORTFOLIO
                            Fort Washington Investment Advisors,         0.45%
                              Inc. ....................................
                            GROWTH & INCOME PORTFOLIO
                            Scudder Kemper Investments.................  0.50% on the first $150 million
                                                                         0.45% thereafter
                            BALANCED PORTFOLIO
                            OpCap Advisors.............................  0.60% on the first $20 million*
                                                                         0.50% on the next $30 million*
                                                                         0.40% thereafter*
                            BOND PORTFOLIO
                            Fort Washington Investment Advisors,         0.30%
                              Inc. ....................................

                     * Includes assets of the Balanced Portfolio of the
                       Portfolio Trust and the Balanced Portfolio of the Select Advisors Variable Insurance Trust (for which OpCap Advisors also acts in an investment advisory capacity).

                     Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

   SELECT ADVISORS PORTFOLIOS

                                                                              36
Notes to Financial Statements continued

TRUSTEES. Each Trustee who is not an "interested person", (as defined in the Act), of the Portfolio Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio Trust and from Select Advisors Trust A, Select Advisors Trust C, and Select Advisors Variable Insurance Trust, which are included in separate annual reports. For the year ended December 31, 1998 the Portfolio Trust incurred $10,208 in Trustee fees which was prorated to each Portfolio.

4.  Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1998 were as follows:

                                        COST OF PURCHASES    PROCEEDS FROM SALES
Emerging Growth Portfolio                  $10,691,936           $ 7,007,257
International Equity Portfolio              14,851,933            13,809,291
Income Opportunity Portfolio                31,607,506            29,586,766
Value Plus Portfolio                        33,481,621             8,164,794
Growth & Income Portfolio                   32,287,313            21,577,731
Balanced Portfolio                           4,695,744             3,020,754
Bond Portfolio                              14,043,995            13,552,940

The following Portfolios had transactions in U.S. government and U.S. government agency obligations:

                                        COST OF PURCHASES    PROCEEDS FROM SALES
Balanced Portfolio                         $   894,954           $   986,048
Bond Portfolio                              19,591,726            15,737,318

5.  Written Options

The Income Opportunity Portfolio's activity in written options during year ended December 31, 1998 was as follows:

                                               PRINCIPAL AMOUNT
                                                 OF CONTRACTS
                                               (000'S OMITTED)     PREMIUMS
Options Outstanding at December 31, 1997               --          $    --
  Options Written                                     450            5,670
  Options Canceled in Closing Transactions           (450)              --
---------------------------------------------------------------------------
Options Outstanding at December 31, 1998               --          $ 5,670

6.  Restricted Securities

Restricted securities may be difficult to dispose of and involve time consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1998, Bond Portfolio held restricted securities valued by

   SELECT ADVISORS PORTFOLIOS

37

the trustees of the Portfolio Trust at $837,573, representing 4.2% of net assets. Acquisition date and cost of each are as follows:

                                                                           ACQUISITION DATE      COST
                            Mercantile Safe Deposit                            3/28/85         $ 71,378
                            Central America, Series F                           8/1/86          130,000
                            Central America, Series G                           8/1/86          130,000
                            Central America, Series H                           8/1/86          130,000
                            Republic of Honduras, Series C                      5/1/88          100,000
                            Republic of Honduras, Series D                      5/1/88          100,000

Bond Portfolio received these securities from Western-Southern on October 4, 1994, in exchange for a proportionate interest in the Portfolio.

7.  Expense Reimbursements

For the year ended December 31, 1998, the Advisor has voluntarily agreed to reimburse each Portfolio the following amounts:

                                                                                          AMOUNT OF
                                                                                        REIMBURSEMENT
                            Emerging Growth Portfolio                                     $ 43,744
                            International Equity Portfolio                                 126,131
                            Income Opportunity Portfolio                                    57,832
                            Value Plus Portfolio                                            48,591
                            Growth & Income Portfolio                                        5,311
                            Balanced Portfolio                                              68,910
                            Bond Portfolio                                                  50,678

8.  Subsequent Event

Select Advisors Portfolios was originally organized as part of a two-tiered, master/feeder mutual fund complex known as a Hub and Spoke(R) structure. Under the Hub and Spoke structure, each series of Select Advisors Trust A (each, a "Trust A Fund") and each series of Select Advisors Trust C (each, a "Trust C Fund") invested all of its investable assets in a corresponding series of Select Advisors Portfolios (each, a "Hub"). Effective immediately after the close of business on December 31, 1998, each Trust A Fund and each Trust C Fund withdrew its assets (net of liabilities) from the corresponding Hub. Select Advisors Trust A ("Trust A") and Select Advisors Trust C ("Trust C") then consummated a series of transactions (the "Reorganization") in which each Trust A Fund acquired all of the assets (net of liabilities) of the corresponding Trust C Fund in exchange for Class C shares of such Trust A Fund. Class C shares received by each Trust C Fund were distributed pro rata to the shareholders of that Trust C Fund. In addition, where applicable, The Western and Southern Life Insurance Company Separate Account A ("SAA") withdrew its assets from each Hub in which it invested and reinvested such assets in Class Y shares of the corresponding Trust A Fund. The withdrawals from each Hub were effected as redemptions in-kind where the ownership of the Hub net assets before the redemption, was transferred to each Trust A Fund, each Trust C Fund and SAA on a pro-rata basis.

   SELECT ADVISORS PORTFOLIOS

                                                                              38
Notes to Financial Statements continued

Immediately after and as a result of the Reorganization, all of the portfolio securities previously held in each Hub were held in the corresponding Trust A Fund in a multi-class structure and were owned on an undivided basis by holders of each Trust A Fund's Class A shares, Class C shares and, if applicable, Class Y shares. The investment objective and policies of each Trust A Fund are identical to its investment objective and policies and those of the corresponding Trust C Fund before the Reorganization. However, each Trust A Fund attempts to achieve its objective by retaining an investment advisor and sub-advisor to manage its assets directly, rather than investing its assets in the corresponding Hub.

All expenses associated with the Reorganization will be paid by Touchstone Advisors, Inc. (the "Advisor") or one of its affiliates. The deferred organization costs of each Hub have been fully expensed during the year ended December 31, 1998 in anticipation of the Reorganization. The Advisor has agreed to reimburse each Hub for these costs. Each Hub and Select Advisors Portfolios will be dissolved and terminated as soon as practicable.

REPORT OF INDEPENDENT ACCOUNTANTS
39

   REPORT OF INDEPENDENT ACCOUNTANTS

To Investors and Trustees of
the Select Advisors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and ratios and supplementary data present fairly, in all material respects, the financial position of the Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio and Bond Portfolio, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their ratios and supplementary data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and ratios and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

NOTES

NOTES

NOTES                                                                         42

LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Shareholder:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Management Discussion & Analysis...........................    5
Schedule of Investments....................................    7
Statement of Assets and Liabilities........................    8
Statement of Operations....................................    8
Statements of Changes in Net Assets........................    9
Financial Highlights.......................................   10
Notes to Financial Statements..............................   11
Report of Independent Accountants..........................   15

NOTES                                                                          4

   MANAGEMENT DISCUSSION & ANALYSIS

5
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Standby Income Fund
Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Standby Income Fund. Cash equivalents, as measured by the Smith Barney 3-Month Treasury Bill Index, rose 5.1% while the Merrill Lynch 91-Day Treasury Index rose 5.2% and the return of the 30-Day Money Market Yield Index rose 5.1%. Total return (net of fees and expenses) for the Touchstone Standby Income Fund was 5.5%.

As the manager of the Touchstone Standby Income Fund, Fort Washington Investment Advisors maintained its core investment strategy by using a sector rotation strategy and trend analysis. As the year began, the Fund was overweight in commercial paper, and had an average maturity that matched the 3-month Treasury Bill Index. As the year concluded, they had a significantly higher corporate and asset-backed securities weighting. They had also extended the average maturity of the Fund, making it roughly 50% longer than the 3-month Treasury bill. This dual focus restructuring was accomplished by rotating into corporate and asset-backed securities as spreads widened to near historic highs. In the process, Fort Washington was able to pare back their commercial paper exposure and better position the portfolio for the coming year.

                                 GROWTH OF A $10,000 INVESTMENT

                                                             MERRILL 91 MAJOR INDEX       IBC DONAGHUE
                                       TOUCHSTONE STANDBY    ----------------------    MM('97) 30 MM('98)       NEW SBR 3-MTH
                                          INCOME FUND                                     MINOR INDEX               TREAS
                                       ------------------                              ------------------       -------------
9/94                                         10000                    10000                  10000                  10000
12/94                                        10115                    10133                  10117                  10130
3/95                                         10248                    10285                  10254                  10272
6/95                                         10400                    10439                  10396                  10422
9/95                                         10527                    10588                  10535                  10569
12/95                                        10692                    10744                  10673                  10713
3/96                                         10804                    10876                  10805                  10851
6/96                                         10937                    11016                  10934                  10988
9/96                                         11078                    11168                  11066                  11132
12/96                                        11206                    11314                  11201                  11276
3/97                                         11346                    11458                  11336                  11419
6/97                                         11492                    11614                  11478                  11566
9/97                                         11646                    11769                  11623                  11716
12/97                                        11792                    11917                  11770                  11868
3/98                                         11950                    12072                  11920                  12021
6/98                                         12103                    12227                  12070                  12173
9/98                                         12273                    12401                  12222                  12327
12/98                                        12440                    12539                  12365                  12468

Touchstone Standby Income Fund
Merrill Lynch 91-Day Treasury Major Index
30-Day Money Market Yield Minor Index (previously referred to as IBC Donoghue Money Market)
Smith Barney 3-Month Treasury Bill Index

                          Average Annual Total Return
         One Year Ended 12/31/98 5.5%     Since Inception 10/3/94 5.3%

                            Cumulative Total Return
                         Since Inception 10/3/94 24.4%

Past performance is not indicative of future performance.

NOTES                                                                          6

   STANDBY INCOME FUND

7
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

PRINCIPAL                                                      INTEREST    MATURITY      VALUE
 AMOUNT                                                          RATE        DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 37.6%
-------------------------------------------------------------------------------------------------
$386,779    Arcadia Automobile Receivables Trust                5.737%     07/16/01   $   388,280
 515,403    Auto Finance Group Receivables Trust                6.35%      10/15/02       519,784
 500,000    Capital Asset Research Funding, Class A, 144A       5.905%     12/15/05       500,000
 500,000    Chase Credit Card Master Trust                      5.787%     09/15/04       500,295
 570,000    Chase Manhattan Auto Owner Trust                    6.00%      12/15/04       573,528
 550,000    MBNA Master Credit Card Trust                       5.906%     12/15/05       550,055
 290,000    Standard Credit Card Master Trust                   7.00%      04/07/01       290,997
 402,411    Summit Acceptance Auto Trust                        7.01%      07/15/02       405,681
 500,000    UCFC Home Equity Loan                               6.105%     04/15/13       500,000
-------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $4,220,872)                                         4,228,620
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 35.7%
-------------------------------------------------------------------------------------------------
 560,000    Case                                                6.20%      01/20/99       558,166
 350,000    Coca-Cola                                           5.14%      01/15/99       349,300
 465,000    Crown Cork & Seal                                   5.88%      01/25/99       463,177
 400,000    MCI Worldcom                                        5.70%      01/22/99       398,670
 405,000    Safeway                                             5.83%      01/15/99       404,082
 560,000    Service Corporation International                   6.00%      02/25/99       554,867
 250,000    Toyota                                              5.16%      01/19/99       249,355
 550,000    Union Pacific Resources                             6.27%      01/15/99       548,659
 500,000    Williams Holdings                                   6.05%      02/26/99       495,295
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $4,021,571)                                                4,021,571
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 18.4%
-------------------------------------------------------------------------------------------------
            BANKING -- 9.9%
 550,000    Banco Latinoamericano                               6.70%      10/08/99       553,064
 570,000    MBNA                                                5.763%     07/07/03       565,524
-------------------------------------------------------------------------------------------------
                                                                                        1,118,588
-------------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES -- 5.0%
 550,000    Texas Utilities Electric                            9.50%      08/01/99       559,158
-------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 3.5%
 400,000    Credit Lyonnais, VR                                 6.875%     03/19/99       399,000
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $2,084,798)                                                 2,076,746
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.9%
-------------------------------------------------------------------------------------------------
 550,000    Federal Home Loan Bank                              6.096%     05/13/03       552,640
-------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $550,000)                                552,640
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 96.6% (COST $10,877,241)(a)                              10,879,577
CASH AND OTHER ASSETS NET OF LIABILITIES -- 3.4%                                          377,431
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $11,257,008
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

      (a) The aggregate identified cost for federal income tax purposes is $10,877,241, resulting in gross unrealized appreciation and depreciation of $13,457 and $11,121, respectively, and net unrealized appreciation of $2,336.

144A -- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

  VR -- Variable rate security -- maturity dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date. Interest rate shown reflects current rate.
The accompanying notes are an integral part of the financial statements.

   STANDBY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                                            8
                                                               December 31, 1998

ASSETS:
Investments, at value (Note 1) (Cost $10,877,241)             $10,879,577
Cash                                                              183,644
Receivable for:
  Fund shares sold                                                 37,243
  Interest                                                         66,201
Deferred organization expenses (Note 1)                             9,789
Receivable from Investment Advisor (Note 3)                       122,002
-------------------------------------------------------------------------
          Total assets                                         11,298,456
-------------------------------------------------------------------------
LIABILITIES:
Other accrued expenses                                             41,448
-------------------------------------------------------------------------
          Total liabilities                                        41,448
-------------------------------------------------------------------------
NET ASSETS(a):                                                $11,257,008
-------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
($11,257,008/1,128,085 shares)                                $      9.98
-------------------------------------------------------------------------

(a) See the Statements of Changes in Net Assets for components of net assets.


STATEMENT OF OPERATIONS
                                     For the Year Ended December 31, 1998

INTEREST INCOME (NOTE 1):                                     $   614,876
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                25,969
  Sponsor fees (Note 2)                                            20,775
  Custody, administration and fund accounting fees                 82,695
  Transfer agent fees                                              70,674
  Amortization of organization expenses (Note 1)                   12,950
  Auditing fees                                                    12,696
  Printing fees                                                    11,195
  Legal fees                                                        3,442
  Registration fees                                                 2,732
  Miscellaneous                                                     2,308
  Trustee fees (Note 2)                                               972
-------------------------------------------------------------------------
          Total expenses                                          246,408
     Waiver of Sponsor fee (Note 2)                               (20,775)
     Reimbursement from Investment Advisor (Note 3)              (147,725)
-------------------------------------------------------------------------
     Net expenses                                                  77,908
-------------------------------------------------------------------------
Net investment income (loss)                                      536,968
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                          15,437
  Net change in unrealized appreciation (depreciation) on
     investments                                                    2,467
-------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          17,904
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:                                                 $   554,872
-------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   STANDBY INCOME FUND

9
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
OPERATIONS:
  Net investment income (loss)                                $   536,968     $   385,565
  Net realized gain (loss) on investments                          15,437          (1,729)
  Net change in unrealized appreciation (depreciation) on
     investments                                                    2,467            (499)
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations            554,872         383,337
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                                          (541,711)       (392,547)
  Net realized gains                                               (2,087)             --
------------------------------------------------------------------------------------------
          Total dividends and distributions                      (543,798)       (392,547)
------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Proceeds from shares sold                                     8,443,462       4,360,586
  Reinvestment of dividends                                       543,405         383,218
  Cost of shares redeemed                                      (6,343,864)     (2,587,318)
------------------------------------------------------------------------------------------
  Net increase (decrease) from share transactions               2,643,003       2,156,486
------------------------------------------------------------------------------------------
          Total changes in net assets                           2,654,077       2,147,276
------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           8,602,931       6,455,655
------------------------------------------------------------------------------------------
  End of period                                               $11,257,008     $ 8,602,931
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                                             $11,238,577     $ 8,602,555
  Undistributed (distribution in excess of) net investment
     income                                                         7,490           4,343
  Accumulated net realized gain (loss) on investments               8,605          (3,836)
  Net unrealized appreciation (depreciation) of investments         2,336            (131)
------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $11,257,008     $ 8,602,931
------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Shares sold                                                     846,688         437,016
  Reinvestment of dividends and distributions                      54,478          38,406
------------------------------------------------------------------------------------------
                                                                  901,166         475,422
  Shares redeemed                                                (635,946)       (259,339)
------------------------------------------------------------------------------------------
  Net increase (decrease)                                         265,220         216,083
  Beginning of period                                             862,865         646,782
------------------------------------------------------------------------------------------
  End of period                                                 1,128,085         862,865
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   STANDBY INCOME FUND

FINANCIAL HIGHLIGHTS                                                          10

SELECTED DATA FOR A SHARE OUTSTANDING:    FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1998           1997           1996           1995         1994(a)
Net asset value, beginning of period      $  9.97         $ 9.98         $10.01         $10.03         $10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 0.52           0.51           0.46           0.55           0.11
Net realized and unrealized gain
  (loss) on investments                      0.01             --           0.01          (0.02)          0.03
----------------------------------------------------------------------------------------------------------------
       Total from investment
          operations                         0.53           0.51           0.47           0.53           0.14
----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
     Net investment income                  (0.52)         (0.52)         (0.50)         (0.55)         (0.11)
     Net realized gains                     (0.00)(b)         --             --             --             --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  9.98         $ 9.97         $ 9.98         $10.01         $10.03
----------------------------------------------------------------------------------------------------------------
       Total return (c)                      5.49%          5.21%          4.80%          5.71%          1.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)       $11,257         $8,603         $6,456         $5,910         $5,048
Ratios to average net assets:
  Expenses (d)                               0.75%          0.75%          0.75%          0.75%          1.00%(e)
  Net investment income                      5.17%          5.14%          4.88%          5.32%          4.54%(e)
Portfolio turnover                            683%           285%            20%           142%             0%
----------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on October 3, 1994.

(b) Amount rounds to less than $0.01.

(c) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown (See Note 3).

(d) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been higher.

(e)  Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   STANDBY INCOME FUND

11
NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies
Touchstone Standby Income Fund, (the "Fund") is a series of Select Advisors Trust A (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and which was organized as a Massachusetts business trust on February 7, 1994. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest in the Fund. At December 31, 1998 Western-Southern Life Assurance Company ("Western-Southern") owned 55.1% of the Standby Income Fund.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Fund:

INVESTMENT VALUATION. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

INTEREST INCOME. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

DIVIDENDS AND DISTRIBUTIONS. Dividends are declared daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and realized gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution re-classifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by the Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors or any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund

   STANDBY INCOME FUND

                                                                              12
Notes to Financial Statements continued

outstanding after taking into account any prior redemptions of the Initial Shares of the Fund.

FEDERAL TAXES. The Fund is created as a separate entity for federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income tax is necessary. At December 31, 1998 the Fund had no capital loss carryforwards.

Additionally, at December 31, 1998, the Fund had no net capital losses attributable to security transactions incurred after October 31, 1998.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trust's Board of Trustees. The Fund, through its custodian, receives as collateral delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Transactions with Affiliates

INVESTMENT ADVISORY FEES. The Trust has an investment advisory agreement with Touchstone Advisors, Inc., a subsidiary of Western-Southern, (the "Advisor"). Under the terms of the investment advisory agreement, the Fund pays a fee on an annual basis equal to 0.25% of the average daily net assets of the Fund.

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of the Fund. The Advisor pays each sub-advisor a fee for services provided using an annual rate, that is computed daily and paid monthly based on average daily net assets. Fort Washington Investment Advisor, Inc., an affiliate of the Advisor, is the sub-advisor for the Fund and is paid a fee based on 0.15% of the average daily net assets.

SPONSOR. The Trust, on behalf of the Fund, has entered into a Sponsor Agreement with Touchstone Advisors, Inc. (the "Sponsor"). The Sponsor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor receives a fee from the Fund equal on an annual basis to 0.20% of the average daily net assets of the Fund. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through December 31, 1999.

   STANDBY INCOME FUND

13

TRUSTEES. Each Trustee who is not an "interested person" (as defined by the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Select Advisors Trust C, Select Advisors Portfolio, and Select Advisors Variable Insurance Trust, which are included in separate reports. For the year ended December 31, 1998 the Fund incurred $972 in Trustee fees.

3.  Expense Reimbursements

The Advisor has agreed to reimburse the Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund are not greater, on an annual basis, than 0.75% of the average daily net assets of the Fund. For the year ended December 31, 1998 the Advisor reimbursed the Fund $147,725.

4.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) amounted to $23,873,524 and $20,632,757, respectively, for the year ended December 31, 1998.

Purchases and sales of U.S. government obligations amounted to $4,007,783 and $3,456,112, respectively, for the year ended December 31, 1998.

5.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, Select Advisors Trust A was renamed Touchstone Series Trust.

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   REPORT OF INDEPENDENT ACCOUNTANTS

15
REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Trustees of
Touchstone Standby Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Touchstone Standby Income Fund at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Touchstone Standby Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

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